UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61st Place
Shawnee Mission, KS 66205
(Address of principal executive offices) (Zip code)

Kent W. Gasaway
5420 W. 61st Place
Shawnee Mission, KS 66205
(Name and address of agent for service)

(913) 384-1513
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2007

Date of reporting period: March 31, 2007

Item 1. Report to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1)

I am pleased to announce that all the Buffalo Funds generated positive investment returns for the twelve months ending March 31, 2007. The accompanying portfolio management review provides a more detailed look at the results for each Fund. Total assets for the Buffalo Funds complex continue to grow steadily with over $3.3 billion of shareholder money entrusted in the Funds as of this writing.
Over the years a large portion of our shareholder base, and assets, have become associated with the Buffalo Funds for our skill in picking small and medium size growth stocks. I am very pleased to report that an increasing portion of our new shareholders over the past year have joined us after discovering the strong results and distinctive strategies of several of our other niche funds. In particular, we have seen strong interest and steady asset growth in the Buffalo Science & Technology and Buffalo Balanced Funds. More recently we have seen significant interest and growth in the Buffalo USA Global Fund.
This broadening interest in our other funds is particularly gratifying to our research and management teams that have worked so hard to make our funds successful. This hard work has resulted in positive performance (see the following fund-specific pages for more information) and favorable coverage of the Funds by the press and independent industry sources such as Morningstar and Lipper. For example, the Buffalo Balanced Fund recently received the 2007 Lipper Fund Award for the three-year, risk-adjusted performance record in its category of 298 funds in the mixed-asset target allocation moderate fund category. The Fund is managed by John Kornitzer, who took over management of the Fund in January 2003. I encourage investors that are looking for a value and income strategy to give this Fund a close look.
While “tech” sector funds have generally been out of favor with investors since the internet bust, our Science & Technology team has quietly and consistently outperformed their peers. I couldn’t be more proud of them and I encourage you to take a close look at this Fund. We remain convinced that technology and healthcare are growth industries and should represent a much bigger share of the U.S. economy in the coming years.
Next, it is exciting to see one of our specialty funds, the Buffalo USA Global Fund, gaining traction among investors. This Fund has been a strong long-term performer and we believe it can provide a great vehicle for investors to ride the globalization trend of U.S. based companies. We are particularly excited to see a greater number of small companies qualify for inclusion in this Fund (holdings must be U.S. companies which have at least 40% international revenues or profits). The rapid growth of global internet commerce and logistics has made it possible for smaller companies with great products and services to become multinational. As a result, we expect the Fund’s growth profile to gradually rise as well.
Finally, I would be remiss not to mention the strong launch of our newest product, the Buffalo Jayhawk China Fund, which commenced operations on December 18, 2006. As of this writing, the Fund has garnered $25 million of assets, has generated positive performance in the face of volatile Chinese markets and continues to attract attention. We are very proud to be associated with our well-respected sub-advisor, Jayhawk Capital Management, LLC and encourage investors to take a close look at this Fund for a small portion of their assets.
As always, we thank you for your business and support over the years. As fellow shareholders, you can be assured the Buffalo team is doing our best to look after your long-term best interests.
Sincerely,
Kent W. Gasaway
President
Buffalo Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; loss of principal is possible. Please see the following Annual Report for the Funds’ holdings information.

PORTFOLIO MANAGEMENT REVIEW (Unaudited)
The 12 month period ending on March 31, 2007 was a rewarding one for our investors; the equity markets were generally favorable and all of the Buffalo Funds posted positive returns, with the Buffalo Large Cap, Micro Cap, Science & Technology, Small Cap and USA Global Funds beating their benchmarks. As of the end of March 2007, the economic momentum in the U.S. was slowing; housing, as we had predicted, is causing more pain than euphoria; and gasoline and oil prices crept back toward the high end of their recent ranges. The Federal Reserve has been stuck in neutral since their June 2006 increase in the Fed Funds rate as they try to tiptoe between the divergent forces of slowing economic growth and inflationary pressures. It’s a difficult proposition to correctly discern short-term economic prospects. However, you can be sure that we will continue to focus on the fundamental long-term prospects of our holdings and we believe that our emphasis on underlying secular growth trends to identify prospective investments should continue to benefit our shareholders throughout economic cycles. These companies should perform strongly in this environment, and we believe they could receive premium valuations relative to the overall market.
For the 1-year period ending March 31, 2007 the Buffalo Balanced Fund slightly underperformed the blended index we use for comparison purposes, which is a weighted average made up of 60% of the S&P 500 Index and 40% of the Merrill Lynch High Yield Master Index. The Fund also underperformed the S&P 500 Index, its broad-based index. The Fund was up 11.67% for the year, while our blended and broad-based indices were up 11.71% and 11.83%, respectively. See the Investment Results table for comparative performance information.
The Fund is run using a value and income strategy, and currently has approximately 61% of the portfolio invested in equities and 31% in bonds. This particular Fund does not use the firm’s trend-based strategy used for investing in growth stocks. The majority of equities chosen for this Fund are income and/or value oriented. The Fund looks for equities that increase their dividend at least every other year. We buy companies that have good cash flows, stock repurchases and rising earnings, and we look for shareholder friendliness and integrity of management.
For the year ending March 31, 2007, the Fund was helped by strong stock performance in the energy, financials and consumer staples sectors. Top performers included Marathon Oil Corp., ChevronTexaco Corp., JP Morgan Chase & Co., Bank of America Corp., Colgate-Palmolive Co. and Kellogg Co.
Bonds held in the Fund are primarily high yield corporate bonds, with some convertibles as well. We buy mostly unsecured, high yield bonds with ratings of BBB or lower, feeling that we can add value in that area because of our portfolio manager and research team’s depth and experience.
The Buffalo High Yield Fund underperformed the Merrill Lynch High Yield Master Index for the year. The Fund returned 6.42% compared to a return of 11.45% for the Merrill Lynch High Yield Master Index. See the Investment Results table for comparative performance information.
Given our long term strategy, there was no material change in the composition of the portfolio during the year. At year end, corporate bonds, convertibles and cash represented approximately 70%, 20% and 10% of the portfolio, respectively. The corporate bond segment is diversified across industries with a focus on companies that are not overly economically sensitive. Currently, gaming represents the largest industry within our corporate bond holdings and reflects our positive outlook on the sector, which is primarily driven by demographics and the aging of the baby boomers. Although there has been increased leverage buyout activity in this space (i.e. Harrah’s, Aztar, Station), we are confident that our gaming holdings should continue to perform well. Within the convertible segment, our strategy is similar to most of our equity portfolios at the Buffalo Funds, where we look for companies that should benefit from long-term trends. Our cash position is currently higher than we prefer but we remain disciplined with respect to price and plan to deploy the cash opportunistically.

(Continued)
In terms of credit quality, our corporate bonds are primarily rated in the single Bs by the rating agencies* but are names that we know very well, are extremely optimistic about, and whose corresponding common stocks we track closely. We continue to stay away from emerging market (and all foreign) bonds and most bonds issued in connection with leveraged buyouts, feeling that there could be severe problems with many of these investments in a decelerating economy.
The Buffalo Jayhawk China Fund commenced operations on December 18, 2006, so a full year of data is not available. From its inception through March 31, 2007, the Fund returned 5.30% versus the MSCI China Free Index of 6.28%. For the first quarter of 2007, the Fund was up 2.13%, which compares favorably with the negative performance of the MSCI China Free Index of -2.30% for the quarter. See the Investment Results table for comparative performance information.**
The Fund’s sub-advisor, Jayhawk Capital Management, LLC, employs an investment strategy that is driven by a bottom-up stock and value focus. Therefore, during the quarter, the Fund’s performance was helped by our avoidance of high valuation stocks in overbought sectors of the stock market. The performance going back to inception includes the first several weeks of the Fund’s existence, when the Fund was moving from cash to being fully invested. The cash holdings in the Fund pulled down performance during a strong month for the Chinese market. The largest holdings of the portfolio tend to be in small capitalization stocks that we feel are deeply undervalued. During the sell-off in shares of Chinese companies in mid-February to early March, these stocks were defensive and stood up well to the selling. In addition, our avoidance of the big Chinese banks and life insurance companies also helped the Fund’s performance. The share prices of these companies declined as investors sold liquid, widely held and richly valued stocks.
The People’s Bank of China (PBoC) raised its benchmark one year lending and savings rates by 27 basis points to 6.39% and 2.79%, respectively. These increases were the first in a seven month hiatus and indicate the Chinese government’s decisiveness to tighten its still overheated economy. We expect the rate increases to continue albeit at an incremental level, not a drastic one. Commercial banks and real estate stocks are likely to be negatively affected; the Fund has virtually no exposure to these sectors.
The movement of China’s currency, the renminbi, has been carefully controlled by the government. Policy makers are afraid that if the currency, which most believe to be undervalued, rises too much, too quickly, it will result in China’s exports becoming less competitive. There appears to be no real pressure on export performance from the appreciating renminbi. China’s competitive position has barely changed over the last eight years. Appreciation against the dollar and yen has been more than offset by depreciation against the euro. The Chinese authorities are loath to see a fall in exports and a resulting steep decline in economic growth. Hence, we believe it is unlikely that the renminbi will be revalued quickly or steeply. The more likely scenario is that it will rise gradually by about 4-5% in 2007.
Although the Chinese government would like to see some slowing of the economy, it is not likely to want significant slowing. China, as it has done since economic liberalization began in 1979, must steer between the proverbial rock and hard place; overheating and recession. Two factors are seen to support growth in China’s economy. First, Beijing is not keen to let economic growth slip before the Olympics in 2008. Second, conventional thinking has it that any growth less than 6% will result in social instability. For these reasons, the Chinese government is forecasting 2007 GDP growth of 8%. Consensus economists’ forecast is for 9.7% GDP growth with perhaps only one economist going for 5-7% growth. Thus, while the Chinese economy may slow, we anticipate that it will not do so precipitously.
There are risks. One is that the full impact of tightening may coincide with a possible U.S. recession. This double blow may cause more serious economic slowing than expected, with the added risk that capital flows into the country might reverse. The common belief at the moment is that global liquidity is plentiful and should increasingly concentrate in Asia, in particular China. However the torrent of capital into China could easily become a trickle, especially if the key driver of the economy, exports, is undermined by a failing economy.

Yet, we believe these cyclical risks do not undermine the long-term growth story of China. In the short- and medium-term, we believe that the Fund is well positioned to weather a cyclical slowdown in China’s economy because of our value driven investment style. Many of our top ten holdings trade at single digit price earnings ratios for next year. We look for companies that we believe hold a dominant position in their sector and have specific competitive advantages, such as technology, influence or distribution channels. In addition, we select stocks that, in our opinion, have been wrongly analyzed using incorrect metrics and therefore, priced erroneously by the market.
The Buffalo Large Cap Fund outperformed the Russell 1000 Growth Index for the year ending March 31, 2007. The Fund ended the fiscal year up 11.10% compared to 7.06% for the Russell 1000 Growth Index. See the Investment Results table for comparative performance information.
Three of the four top performing sectors in the Russell 1000 Growth Index were areas we were not invested in (energy, telecommunications and utilities) because of our focus on long-term growth, rather than cyclical industries. We were able to outperform due to stock selection within our target sectors which are driven by our strategy that first identifies long-term fundamental trends, and then identifies the potential beneficiary companies that we believe can sustain or grow their profit margins, have solid management teams and have the financial strength to weather difficult economic environments.
The Fund’s heaviest weighting was in the healthcare sector where strong stock selection made healthcare our most significant contributing sector. Consumer discretionary, materials and financials represented smaller portions of the portfolio, but were also strong contributors to performance.
Particular holdings that were noteworthy for the year include Marriott International, Inc., Baxter International, Inc. and Bayer AG. Marriott International, Inc. benefited from continued strength in REVPAR (revenue per available room), while Baxter benefited from its restructuring efforts. Bayer AG contributed to the Fund’s performance significantly as the company continues to transform itself from a commodity basic material supplier to a proprietary pharmaceutical company. On the downside, Motorola, Inc. turned in a poor performance as attempts to gain market share through price cutting impacted the company’s bottom line.
We expect economic growth to continue slowing in the coming months; an environment which is more conducive to the secular growth stocks in which we invest. The Fund has been positioned with limited exposure to the cyclical commodity and industrial sectors, and we have reduced the Fund’s exposure to consumer discretionary spending generally. With a somewhat slower growth outlook, we will continue to focus on companies that we believe should grow through any economic cycle. As always, valuation and the insight on prospective risk and reward it might provide, is an important component to our style of growth investing.
The style we adhere to in all our equity funds is “long-term investments in growth companies at a reasonable price”, so the outperformance by our Fund of the Russell 1000 Growth Index for the year is noteworthy, during a time when sectors which we typically underweight are outperforming. While large cap growth stocks have generally underperformed over the last 5 years, we believe that the prospects for them to continue to regain positive market leadership are favorable, given their relative fundamental stability in this time of slowing economic growth.
The Buffalo Micro Cap Fund outperformed its primary benchmark, the Russell Microcap Growth Index for the 1-year period ending March 31, 2007 as the Fund posted an annual return of 4.13% versus -1.96% for the benchmark. See the Investment Results table for comparative performance information. As a group, micro cap stocks as defined by the Russell Microcap Growth Index trailed small cap stocks as defined by the Russell 2000 Growth Index for the year.

(Continued)
The contributors to performance this year included Orient-Express Hotels Ltd. on general buyout news in the hotel sector, MarketAxess Holdings, Inc. (an electronic trading platform for corporate and high yield bonds) on increased volumes in the fixed-income area, and Align Technology, Inc. on expansion of the company’s penetration of the orthodontic market. Our more significant negative contributors to performance included Neurometrix, Inc., PDF Solutions, Inc. and Jupitermedia Corp.
We continue to find new ideas which fit nicely within the Fund’s limited capitalization mandate. However, the Fund is primarily available only to direct investors and certain retirement plans.
The Buffalo Mid Cap Fund underperformed the Russell Midcap Growth Index for the year, posting a return of 2.41% versus 6.90% for its benchmark. See the Investment Results table for comparative performance information. During the year, the Fund fought against headwinds from energy, materials and utilities, which were among the strongest sectors in the Russell Midcap Growth Index, each producing double-digit returns. Unfortunately, our individual stock picking didn’t make up for our sector positioning.
Technology was one of the weakest sectors in the Russell Midcap Growth Index, but we weren’t able to take advantage of this lull to make any serious relative performance headway with our heavier weighting. In addition, while we were overweight healthcare, our stock picks therein didn’t contribute significantly to overall performance. We generated solid results in the consumer discretionary sector, with strong performance by many of our retail stocks. However, for the year, our strongest names were scattered throughout the various sectors, with performances by Polo Ralph Lauren Corp., Shire Pharmaceuticals PLC and F5 Networks, Inc. being particularly noteworthy. Stocks which held us back included Jabil Circuit, Inc., Amylin Pharmaceuticals, Inc. and Chico’s FAS, Inc.
The Buffalo Science & Technology Fund outperformed the NASDAQ Composite Index for the 1-year period ending March 31, 2007. The Fund ended the fiscal year up 4.28% compared to 3.50% for the NASDAQ Composite Index. See the Investment Results table for comparative performance information.
We believe our portfolio construction has had the biggest impact on our long-term outperformance. The portfolio has benefited from our recognition that science and technology is not just information technology. We, like the Merriam-Webster Collegiate Encyclopedia, believe that technology is the “application of knowledge to the practical aims of human life or to changing and manipulating the human environment. Technology includes the use of materials, tools, techniques and sources of power to make life easier or more pleasant and work more productive.” We have also benefited by taking a broader interpretation of technology that includes information, healthcare and industrial technology, while our peers tend to have a higher concentration of information technology in their science and technology funds. We favor a broad universe and we feel we have the diverse skill sets within our firm that offer us the ability to go where we believe the opportunity is.
For the year ending March 31, 2007, the Fund was weighted approximately 37% healthcare and 53% technology. We continued to make minor adjustments to the Fund to reallocate capital to what we believed offered the best risk-adjusted return potential. We ended the year with 70 holdings, within our targeted range of 65-75 holdings. The Fund’s outperformance was due to our continued focus on investing in companies that are beneficiaries of long-term secular growth trends and our valuation discipline.
The Buffalo Small Cap Fund outperformed the Russell 2000 Growth Index for the 1-year period ending March 31, 2007. The Fund ended the fiscal year up 4.95% compared to 1.56% for the Russell 2000 Growth Index. See the Investment Results table for comparative performance information.
Relative to the Russell 2000 Growth Index, the Fund’s sector weightings detracted somewhat from our relative performance for the year. Our zero weighting in the energy and materials sectors probably hindered us the most; however, this was offset by our individual stock selection.

Healthcare and consumer discretionary were the Fund’s biggest sector contributors due to the Fund’s heavier weighting and stock selection within the sectors. In the consumer discretionary sector, WMS Industrials, Inc. and Gamestop Corp. were strong performers with solid weightings. Gamestop is benefiting from the rollout of new video gaming consoles and software, while WMS Industrials, Inc. is benefiting from market share gains in its primary casino markets. In healthcare, Immucor, Inc. was among the top performers. Stock selection generally provided positive relative performance with other holdings such as Dolby Laboratories, Inc. and Heidrick & Struggles International, Inc. enhancing the performance.
The Buffalo USA Global Fund outperformed the Russell 1000 Growth Index and Russell 3000 Growth Index for the year ending March 31, 2007. The Fund ended the fiscal year up 11.86% compared to returns of 7.06% and 6.53% for the Russell 1000 Growth Index and Russell 3000 Growth Index, respectively. See the Investment Results table for comparative performance information.
The Fund invests in U.S. based companies that are particularly well positioned to benefit from global economic growth. We are not particularly constrained in this Fund, investing in growth companies from a broad spectrum of market capitalizations, industries and geographic exposures. Using this approach, shareholders gain exposure to much of the dynamic growth endemic to an increasingly globally based economy. The main constraint on the Fund is a requirement to focus its investments on U.S. based companies with a large foreign revenue and income component.
The Fund’s outperformance this year was almost entirely driven by stock selection as our more heavily weighted sectors were out of favor with the rest of the market. Consumer discretionary and healthcare were the top contributing sectors to our performance. The Fund’s other significant weighting is in technology, which underperformed somewhat.
Particular holdings that were noteworthy for the year include Abbott Laboratories and Las Vegas Sands Corp. Abbott Laboratories benefited from a continuing move to a more growth focused healthcare portfolio, including European approval of its Xience stent and a positive reception for the clinical trial results of a fully bioabsorbable drug eluting stent. Las Vegas Sands Corp. benefited from significant strength in its Macau properties and expansion of its base of global casino and resort opportunities. One of the stocks that didn’t fair as well was Molex, Inc. due to concerns of inventory build-up and future demand for electronic products.
We continue to see expansion of global trade and development that we anticipate should benefit this Fund. We fully anticipate that US companies with valuable intellectual property should continue to prosper in this environment. It’s worth noting that if the dollar weakens relative to other currencies, we anticipate that the companies in which this Fund invests should be that much more competitive globally.
Sincerely,

John C. Kornitzer President	Kent W. Gasaway Sr. Vice President	Robert Male Sr. Vice President

Grant P. Sarris Sr. Vice President	William J. Kornitzer III Sr. Vice President
*      According to S&P, “an obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.”
**    The Fund has recently commenced operations and, therefore, has a short performance history. The performance shown for the Fund may not be indicative of, nor is it a guarantee of, the Fund’s long-term performance.

Buffalo Balanced Fund
Hypothetical Growth of a $10,000 Investment
*      unmanaged indices
1      The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P 500 Index and 40% of the Merrill Lynch High Yield Master Index.
The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.
The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole.
Buffalo High Yield Fund
Hypothetical Growth of a $10,000 Investment
*      unmanaged bond index
The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole.
Buffalo Jayhawk China Fund
Hypothetical Growth of a $10,000 Investment
*      12/18/06 inception
**     unmanaged stock index
The MSCI China Free Index is a capitalization weighted index that measures the performance of stocks from the country of China.
Buffalo Large Cap Fund
Hypothetical Growth of a $10,000 Investment
*      unmanaged stock index
The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest companies in the Russell 3000 Index.
Buffalo Micro Cap Fund
Hypothetical Growth of a $10,000 Investment
*       5/21/04 inception
**     unmanaged stock index
The Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Index consists of the smallest 1,000 companies in the small-cap Russell 2000 Index plus the next 1,000 securities.

Buffalo Mid Cap Fund
Hypothetical Growth of a $10,000 Investment
*      12/17/01 inception
**     unmanaged stock index
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index.
Buffalo Science & Technology Fund
Hypothetical Growth of a $10,000 Investment
*       4/16/01 inception
**     unmanaged stock index
The NASDAQ Composite Index is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market.
Buffalo Small Cap Fund
Hypothetical Growth of a $10,000 Investment
*      4/14/98 inception
**    unmanaged stock index
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Buffalo USA Global Fund
Hypothetical Growth of a $10,000 Investment
*       unmanaged stock index
The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest companies based on total market capitalization.

Total Returns as of March 31, 2007 (Unaudited)
				AVERAGE ANNUAL
	GROSS EXPENSE RATIO		THREE MONTHS	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Buffalo Balanced Fund (inception date 8/12/94)	1.03%		0.69%	11.67%	7.99%	6.88%	8.09%
S&P 500 Index	N/A		0.64%	11.83%	6.27%	8.20%	11.24%
S&P 500 Index & Merrill Lynch High Yield
Master Index Weighted Average(1)	N/A		1.46%	11.71%	7.89%	7.96%	10.23%
Lipper Balanced Funds Index	N/A		1.56%	9.76%	6.71%	7.55%	8.83%
Buffalo High Yield Fund (inception date 5/19/95)	1.02%		2.08%	6.42%	8.01%	6.65%	8.14%
Merrill Lynch High Yield Master Index	N/A		2.67%	11.45%	10.00%	7.03%	7.62%
Lipper High Yield Bond Funds Index	N/A		2.71%	10.33%	9.57%	5.27%	6.15%
Buffalo Jayhawk China Fund (inception date 12/18/06)	1.84%	(4)	2.13%	N/A	N/A	N/A	5.30%	(3)
MSCI China Free Index	N/A		-2.30%	N/A	N/A	N/A	6.28%	(3)
Buffalo Large Cap Fund (inception date 5/19/95)	1.04%	(4)	3.90%	11.10%	3.77%	7.40%	10.29%
Russell 1000 Growth Index(2)	N/A		1.19%	7.06%	3.48%	5.51%	8.26%
S&P 500 Index	N/A		0.64%	11.83%	6.27%	8.20%	10.71%
Lipper Large-Cap Growth Fund Index	N/A		1.02%	3.39%	2.75%	4.89%	7.38%
Buffalo Micro Cap Fund (inception date 5/21/04)	1.51%	(4)	2.23%	4.13%	N/A	N/A	12.76%
Russell Microcap Growth Index(2)	N/A		0.64%	-1.96%	N/A	N/A	9.81%
Russell 2000 Index	N/A		1.95%	5.91%	N/A	N/A	15.70%
Lipper Micro-Cap Funds Index	N/A		2.31%	2.75%	N/A	N/A	13.71%
Buffalo Mid Cap Fund (inception date 12/17/01)	1.02%		3.46%	2.41%	9.98%	N/A	9.66%
Russell Midcap Growth Index(2)	N/A		3.96%	6.90%	9.45%	N/A	8.83%
S&P Midcap 400 Index	N/A		5.80%	8.44%	10.70%	N/A	11.95%
Lipper Mid-Cap Growth Funds Index	N/A		4.74%	6.22%	7.70%	N/A	7.07%
Buffalo Science & Technology Fund( inception date 4/16/01)	1.03%		2.67%	4.28%	7.06%	N/A	6.21%
NASDAQ Composite Index(2)	N/A		0.26%	3.50%	5.59%	N/A	4.07%
S&P 500 Index	N/A		0.64%	11.83%	6.27%	N/A	4.98%
Lipper Science & Technology Funds Index	N/A		1.43%	1.16%	2.55%	N/A	-1.03%
Buffalo Small Cap Fund (inception date 4/14/98)	1.01%		3.93%	4.95%	10.86%	N/A	16.87%
Russell 2000 Growth Index(2)	N/A		2.48%	1.56%	7.88%	N/A	2.95%
S&P Smallcap 600 Index	N/A		3.21%	5.29%	11.69%	N/A	9.13%
Lipper Small-Cap Growth Funds Index	N/A		3.41%	1.96%	7.26%	N/A	5.51%
Buffalo USA Global Fund (inception date 5/19/95)	1.04%		3.95%	11.86%	5.09%	8.59%	11.08%
Russell 3000 Growth Index(2)	N/A		1.29%	6.53%	3.81%	5.54%	8.19%
Russell 1000 Growth Index	N/A		1.19%	7.06%	3.48%	5.51%	8.26%
S&P 500 Index	N/A		0.64%	11.83%	6.27%	8.20%	10.71%
Lipper Multi-Cap Growth Fund Index	N/A		1.50%	4.81%	5.77%	6.94%	8.62%
(1)    The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P 500 Index and 40% of the Merrill Lynch U.S. Domestic Master Index.
(2)    This is a new index that has been chosen because the Portfolio Managers believe it is the most appropriate broad-based securities index to be used for comparative purposes given the investment growth-oriented strategy. The securities index that has historically been shown for comparative purposes is also shown, but may be excluded for future shareholder reports and prospectuses.
(3)    Cumulative since inception date 12/18/06.
(4)    The gross expense ratio shown is from the prospectus dated 7/28/06. Please refer to the financial highlights section for the most current gross expense ratio.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.buffalofunds.com.

The Buffalo Balanced, Jayhawk China, Large Cap, Mid Cap, Science & Technology and USA Global Funds impose a 2.00% redemption fee on shares held for less than 60 days and the Buffalo High Yield, Micro Cap and Small Cap Funds impose a 2.00% redemption fee on shares held less than 180 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.
The Funds’ returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds’ fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.
The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole. The Lipper Balanced Funds Index is an unmanaged, net asset value weighted index of the 30 largest balanced mutual funds. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI China Free Index is a capitalization weighted index that measures the performance of stocks from the country of China. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest companies in the Russell 3000 Index. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Index consists of the smallest 1,000 companies in the small-cap Russell 2000 Index plus the next 1,000 securities. The Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The Lipper Micro-Cap Funds Index is an unmanaged equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro-Cap classification. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index. The S&P Midcap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The NASDAQ Composite Index is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market. The Lipper Science & Technology Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P Smallcap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, bid-asked spread, ownership, share turnover and number of no-trade days and industry group representation. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest U.S. companies based on total market capitalization. The Lipper Multi-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Multi-Cap Growth classification.
A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three-year period. Although Lipper makes reasonable efforts to ensue the accuracy and reliability of the data contained herein, the accuracy is not guaranteed. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.
References to specific securities should not be construed as recommendations by the Funds or their Advisor. Please refer to the schedule of investments in the report for Fund holdings information.
Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest to pretax income. A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%). The price to earnings (P/E) ratio reflects the multiple of earnings at which a stock sells.
Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology, foreign, lower- or non-rated securities and smaller companies.
Must be preceded or accompanied by a current prospectus.
Quasar Distributors, LLC, distributor. 5/07

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/06 – 3/31/07). This information is unaudited.
ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00 % of the net amount of the redemption if you redeem your shares of the Buffalo Balanced, Jayhawk China, Large Cap, Mid Cap, Science & Technology and USA Global Funds within 60 days of purchase. The Buffalo High Yield, Small Cap and Micro Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expen ses as determined under U.S. generally accepted accounting principles.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning di fferent funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO BALANCED FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2006	ENDING ACCOUNT VALUE MARCH 31, 2007	EXPENSES PAID DURING PERIOD OCTOBER 1, 2006 - MARCH 31, 2007*
Actual	$1,000.00	$1,060.20	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19
* Expenses are equal to the Fund’s annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2006	ENDING ACCOUNT VALUE MARCH 31, 2007	EXPENSES PAID DURING PERIOD OCTOBER 1, 2006 - MARCH 31, 2007*
Actual	$1,000.00	$1,050.70	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.14
* Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO JAYHAWK CHINA FUND	BEGINNING ACCOUNT VALUE DECEMBER 18, 2006*	ENDING ACCOUNT VALUE MARCH 31, 2007	EXPENSES PAID DURING PERIOD DECEMBER 18, 2006 - MARCH 31, 2007*
Actual	$1,000.00	$1,053.00	$6.23
Hypothetical (5% return before expenses)	$1,000.00	$1,008.04	$6.09
* Commencement of operations.
**    Expenses are equal to the Fund’s annualized expense ratio of 2.15%, multiplied by the average account value over the period, multiplied by 103/365 to reflect the period since commencement of operations.

BUFFALO LARGE CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2006	ENDING ACCOUNT VALUE MARCH 31, 2007	EXPENSES PAID DURING PERIOD OCTOBER 1, 2006 - MARCH 31, 2007*
Actual	$1,000.00	$1,074.70	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29
* Expenses are equal to the Fund’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO MICRO CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2006	ENDING ACCOUNT VALUE MARCH 31, 2007	EXPENSES PAID DURING PERIOD OCTOBER 1, 2006 - MARCH 31, 2007*
Actual	$1,000.00	$1,125.60	$7.90
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.49
* Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO MID CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2006	ENDING ACCOUNT VALUE MARCH 31, 2007	EXPENSES PAID DURING PERIOD OCTOBER 1, 2006 - MARCH 31, 2007*
Actual	$1,000.00	$1,088.90	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.14
* Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO SCIENCE & TECHNOLOGY FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2006	ENDING ACCOUNT VALUE MARCH 31, 2007	EXPENSES PAID DURING PERIOD OCTOBER 1, 2006 - MARCH 31, 2007*
Actual	$1,000.00	$1,063.80	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19
* Expenses are equal to the Fund’s annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2006	ENDING ACCOUNT VALUE MARCH 31, 2007	EXPENSES PAID DURING PERIOD OCTOBER 1, 2006 - MARCH 31, 2007*
Actual	$1,000.00	$1,118.90	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04
* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO USA GLOBAL FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2006	ENDING ACCOUNT VALUE MARCH 31, 2007	EXPENSES PAID DURING PERIOD OCTOBER 1, 2006 - MARCH 31, 2007*
Actual	$1,000.00	$1,103.20	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.24
* Expenses are equal to the Fund’s annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Percentages represent market value as a percentage of total investments as of March 31, 2007.
BUFFALO BALANCED FUND	BUFFALO LARGE CAP FUND

BUFFALO HIGH YIELD FUND	BUFFALO MICRO CAP FUND

BUFFALO JAYHAWK CHINA FUND

BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND

BUFFALO SCIENCE & TECHNOLOGY FUND	BUFFALO USA GLOBAL FUND

SCHEDULE OF INVESTMENTS
March 31, 2007
SHARES		MARKET VALUE
COMMON STOCKS — 61.20%
CONSUMER DISCRETIONARY — 2.06%
	Auto Components — 0.43%
31,500	Modine Manufacturing Co.	$ 721,350
	Hotels, Restaurants & Leisure — 1.02%
20,000	Harrah’s Entertainment, Inc.	1,689,000
	Leisure Equipment & Products — 0.61%
45,000	Eastman Kodak Co.	1,015,200
	Total Consumer Discretionary	3,425,550

CONSUMER STAPLES — 9.66%
	Beverages — 3.26%
80,000	The Coca-Cola Co.	3,840,000
25,000	PepsiCo, Inc.	1,589,000
		5,429,000
	Food & Staples Retailing — 1.13%
35,000	Costco Wholesale Corp.	1,884,400
	Food Products — 3.65%
70,000	ConAgra Foods, Inc.	1,743,700
25,000	Del Monte Foods Co.	287,000
30,000	General Mills, Inc.	1,746,600
20,000	Kellogg Co.	1,028,600
25,000	Wm. Wrigley Jr. Co.	1,273,250
		6,079,150
	Household Products — 1.62%
30,000	Colgate-Palmolive Co.	2,003,700
10,000	Kimberly-Clark Corp.	684,900
		2,688,600
	Total Consumer Staples	16,081,150

ENERGY — 21.01%
	Energy Equipment & Services — 2.05%
50,000	Patterson-UTI Energy, Inc.	1,122,000
20,000	Schlumberger Ltd.	1,382,000
20,000	Weatherford International Ltd.(a)	902,000
		3,406,000
	Oil & Gas — 18.96%
50,000	Anadarko Petroleum Corp.	2,149,000
30,000	Apache Corp.	2,121,000
50,000	BP PLC, ADR	3,237,500
70,000	ChevronTexaco Corp.	5,177,200
90,000	ConocoPhillips	6,151,500
39,800	Exxon Mobil Corp.	3,002,910
40,000	Frontier Oil Corp.	1,305,600
30,000	Hess Corp.	1,664,100
35,000	Marathon Oil Corp.	3,459,050
43,000	Suncor Energy, Inc.	3,283,050
		31,550,910
	Total Energy	34,956,910

SHARES		MARKET VALUE
FINANCIALS — 8.76%
	Commercial Banks — 1.28%
15,000	Marshall & Ilsley Corp.	$ 694,650
10,000	Northern Trust Corp.	601,400
20,000	Wilmington Trust Corp.	843,400
		2,139,450
	Diversified Financial Services — 3.05%
80,000	Citigroup, Inc.	4,107,200
20,000	JPMorgan Chase & Co.	967,600
		5,074,800
	Insurance — 4.43%
50,000	The Allstate Corp.	3,003,000
41,000	The Chubb Corp.	2,118,470
53,000	Cincinnati Financial Corp.	2,247,200
		7,368,670
	Total Financials	14,582,920

HEALTH CARE — 5.64%
	Health Care Equipment & Supplies — 0.63%
20,000	Baxter International, Inc.	1,053,400
	Pharmaceuticals — 5.01%
60,000	Abbott Laboratories	3,348,000
25,000	Eli Lilly & Co.	1,342,750
25,000	GlaxoSmithKline PLC, ADR	1,381,500
20,000	Johnson & Johnson	1,205,200
21,000	Wyeth	1,050,630
		8,328,080
	Total Health Care	9,381,480

INDUSTRIALS — 8.19%
	Aerospace & Defense — 2.88%
20,000	Lockheed Martin Corp.	1,940,400
20,000	Northrop Grumman Corp.	1,484,400
21,000	United Technologies Corp.	1,365,000
		4,789,800
	Airlines — 0.26%
30,000	Southwest Airlines Co.	441,000
	Commercial Services & Supplies — 2.73%
100,000	Pitney Bowes, Inc.	4,539,000
	Industrial Conglomerates — 2.32%
100,000	General Electric Co.	3,536,000
5,300	ITT Corp.	319,696
		3,855,696
	Total Industrials	13,625,496

INFORMATION TECHNOLOGY — 5.41%
	Semiconductor & Semiconductor Equipment — 3.40%
100,000	Applied Materials, Inc.	1,832,000
200,000	Intel Corp.	3,826,000
		5,658,000

SCHEDULE OF INVESTMENTS
March 31, 2007
(Continued)
SHARES OR FACE AMOUNT		MARKET VALUE
INFORMATION TECHNOLOGY (Continued)
	Software — 2.01%
120,000	Microsoft Corp.	$ 3,344,400
	Total Information Technology	9,002,400

UTILITIES — 0.47%
	Electric Utilities — 0.47%
20,000	OGE Energy Corp.	776,000
	Total Utilities	776,000

TOTAL COMMON STOCKS		101,831,906
(COST $76,997,406)

CORPORATE BONDS — 24.37%
CONSUMER DISCRETIONARY — 6.67%
	Automobiles — 2.40%
	Ford Motor Credit Company
$ 4,000,000	7.375%, 10/28/2009	3,994,944
	Hotels, Restaurants & Leisure — 0.60%
	Circus Circus
1,000,000	7.625%, 07/15/2013	1,000,000
	Leisure Equipment & Products — 1.02%
	Eastman Kodak Co.
1,000,000	7.250%, 11/15/2013	1,015,000
	Mikohn Gaming Corp.
692,000	11.875%, 08/15/2008	685,080
		1,700,080
	Media — 0.07%
	Fisher Communications, Inc.
100,000	8.625%, 09/15/2014	107,625
	Specialty Retail — 0.61%
	FTD, Inc.
1,000,000	7.750%, 02/15/2014	1,012,500
	Textiles, Apparel & Luxury Goods — 1.97%
	Interface, Inc.
3,000,000	9.500%, 02/01/2014	3,277,500
	Total Consumer Discretionary	11,092,649

CONSUMER STAPLES — 1.23%
	Personal Products — 1.23%
	Elizabeth Arden, Inc.
2,000,000	7.750%, 01/15/2014	2,050,000
	Total Consumer Staples	2,050,000

FACE AMOUNT		MARKET VALUE

ENERGY — 6.09%
	Oil & Gas — 6.09%
	Giant Industries, Inc.
$ 4,000,000	8.000%, 05/15/2014	$ 4,340,000
	Swift Energy Co.
500,000	9.375%, 05/01/2012	526,250
	United Refining Co.
5,000,000	10.500%, 08/15/2012	5,262,500
	Total Energy	10,128,750

HEALTH CARE — 5.09%
	Health Care Equipment & Supplies — 0.09%
	Inverness Medical Innovations, Inc.
150,000	8.750%, 02/15/2012	157,125
	Health Care Providers & Services — 2.48%
	Carriage Services, Inc.
3,000,000	7.875%, 01/15/2015	3,097,500
	Psychiatric Solutions, Inc.
1,000,000	7.750%, 07/15/2015	1,020,000
		4,117,500
	Pharmaceuticals — 2.52%
	Warner Chilcott Corp.
4,000,000	8.750%, 02/01/2015	4,190,000
	Total Health Care	8,464,625

INDUSTRIALS — 3.41%
	Commercial Services & Supplies — 2.78%
	Greenbrier Companies, Inc.
1,500,000	8.375%, 05/15/2015	1,530,000
	Iron Mountain, Inc.
3,000,000	8.625%, 04/01/2013	3,102,000
		4,632,000
	Diversified Manufacturing — 0.63%
	Blount, Inc.
1,000,000	8.875%, 08/01/2012	1,040,000
	Total Industrials	5,672,000

MATERIALS — 1.88%
	Metals & Mining — 1.88%
	Chaparral Steel Co.
2,800,000	10.000%, 07/15/2013	3,136,000
	Total Materials	3,136,000

TOTAL CORPORATE BONDS		40,544,024
(COST $38,481,854)

SCHEDULE OF INVESTMENTS
March 31, 2007
(Continued)
SHARES OR FACE AMOUNT		MARKET VALUE
CONVERTIBLE BONDS — 6.94%
CONSUMER DISCRETIONARY — 4.87%
	Hotels, Restaurants & Leisure — 0.57%
	Magna Entertainment Corp.
$ 1,000,000	7.250%, 12/15/2009	$ 950,000
	Media — 4.30%
	Lions Gate Entertainment Corp.
3,500,000	2.938%, 10/15/2024	3,985,625
3,000,000	3.625%, 03/15/2025	3,168,750
		7,154,375
	Total Consumer Discretionary	8,104,375

HEALTH CARE — 2.07%
	Biotechnology — 2.07%
	Amylin Pharmaceuticals, Inc.
2,700,000	2.500%, 04/15/2011	3,445,875
	Total Healthcare	3,445,875

TOTAL CONVERTIBLE BONDS		11,550,250
(COST $10,177,291)

SHORT TERM INVESTMENTS — 6.99%
INVESTMENT COMPANY — 0.40%
676,028	SEI Daily Income Trust Treasury II Fund — Class B	676,028
	Total Investment Company	676,028

U.S. TREASURY OBLIGATIONS — 6.59%
	Public Finance, Taxation, And Monetary Policy — 6.59%
$ 5,332,000	4.830%, 04/05/2007	5,329,114
5,639,000	4.950%, 04/12/2007	5,630,596
	Total U.S. Treasury Obligations	10,959,710

TOTAL SHORT TERM INVESTMENTS		11,635,738
(COST $11,635,738)

TOTAL INVESTMENTS — 99.50%		165,561,918
(COST $137,292,289)

Other Assets in Excess of Liabilities — 0.50%		834,601

TOTAL NET ASSETS — 100.00%		$ 166,396,519
ADR — American Depository Receipt
PLC — Public Limited Company
(a) Non-Income Producing
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
March 31, 2007
SHARES OR FACE AMOUNT		MARKET VALUE
COMMON STOCKS — 0.23%
ENERGY — 0.23%
	Energy Equipment & Services — 0.23%
17,025	Eagle Geophysical, Inc.(a)(b)	$ 414,984
	Total Energy	414,984

TOTAL COMMON STOCKS		414,984
(COST $0)

CONVERTIBLE PREFERRED STOCKS — 3.23%
FINANCIALS — 3.23%
	Commercial Banks — 3.23%
118,200	Boston Private Capital Trust I	5,865,675
	Total Financials	5,865,675

TOTAL CONVERTIBLE PREFERRED STOCKS		5,865,675
(COST $5,842,000)

PREFERRED STOCKS — 0.00%
CONSUMER DISCRETIONARY — 0.00%
	Media — 0.00%
7,250	Adelphia Communications Corp.(a)(d)	3,625
	Total Consumer Discretionary	3,625

TOTAL PREFERRED STOCKS		3,625
(COST $719,125)

CORPORATE BONDS — 68.59%
CONSUMER DISCRETIONARY — 38.73%
	Automobiles — 3.41%
	Ford Motor Credit Company
$ 4,700,000	7.375%, 10/28/2009	4,694,059
	General Motors Acceptance Corp.
1,495,000	6.875%, 08/28/2012	1,490,632
		6,184,691
	Hotels, Restaurants & Leisure — 12.61%
	Circus Circus
3,100,000	7.625%, 07/15/2013	3,100,000
	Isle of Capri Casinos
4,025,000	7.000%, 03/01/2014	3,964,625
	Las Vegas Sands Corp.
925,000	6.375%, 02/15/2015	888,000
	Mandalay Resort Group
460,000	10.250%, 08/01/2007	468,050
	MGM Mirage
180,000	8.375%, 02/01/2011	190,350
	Park Place Entertainment Corp.
300,000	8.875%, 09/15/2008	313,500
595,000	8.125%, 05/15/2011	632,931

SCHEDULE OF INVESTMENTS
March 31, 2007
(Continued)
FACE AMOUNT		MARKET VALUE
CONSUMER DISCRETIONARY (Continued)
	Hotels, Restaurants & Leisure (continued)
	Penn National Gaming, Inc.
$ 1,480,000	6.750%, 03/01/2015	$ 1,443,000
	Pinnacle Entertainment, Inc.
2,570,000	8.250%, 03/15/2012	2,659,950
	Royal Caribbean Cruises Ltd.
3,930,000	7.500%, 10/15/2027	3,860,749
	Trump Entertainment Resorts, Inc.
5,275,000	8.500%, 06/01/2015	5,354,125
		22,875,280
	Household Durables — 4.63%
	Jarden Corp.
2,200,000	9.750%, 05/01/2012	2,318,250
900,000	7.500%, 05/01/2017	913,500
	Rent-A-Center, Inc.
5,100,000	7.500% 05/01/2010	5,163,750
		8,395,500
	Leisure Equipment & Products — 1.75%
	Mikohn Gaming Corp.
3,211,000	11.875%, 08/15/2008	3,178,890
		3,178,890
	Media — 0.94%
	Fisher Communications, Inc.
175,000	8.625%, 09/15/2014	188,344
	XM Satellite Radio, Inc.
1,500,000	9.750%, 05/01/2014	1,520,625
		1,708,969
	Specialty Retail — 6.94%
	Autonation, Inc.
100,000	7.000%, 04/15/2014	101,500
	Central Garden and Pet Co.
4,500,000	9.125%, 02/01/2013	4,713,750
	FTD, Inc.
4,000,000	7.750%, 02/15/2014	4,050,000
	Group 1 Automotive, Inc.
900,000	8.250%, 08/15/2013	938,250
	GSC Holdings Corp.
1,770,000	8.000%, 10/01/2012	1,885,050
	United Auto Group, Inc.
900,000	7.750%, 12/15/2016 (Acquired 11/30/2006 and 12/01/2006, Cost $905,063)(c)	913,500
		12,602,050
	Textiles, Apparel & Luxury Goods — 7.45%
	Interface, Inc.
2,250,000	10.375%, 02/01/2010	2,491,875
3,570,000	9.500%, 02/01/2014	3,900,225
	Oxford Industries, Inc.
3,650,000	8.875%, 06/01/2011	3,796,000
	Phillips Van-Heusen
3,120,000	7.750%, 11/15/2023	3,322,800
		13,510,900

FACE AMOUNT		MARKET VALUE
CONSUMER DISCRETIONARY (Continued)
	Wireless Telecommunication Services — 1.00%
	Rogers Wireless, Inc.
$ 1,665,000	7.500%, 03/15/2015	$ 1,812,769
	Total Consumer Discretionary	70,269,049

CONSUMER STAPLES — 4.06%
	Food Products — 1.58%
	Pilgrims Pride Corp.
2,900,000	8.375%, 05/01/2017	2,878,250
	Household Products — 1.35%
	Prestige Brands, Inc.
2,350,000	9.250%, 04/15/2012	2,444,000
	Personal Products — 1.13%
	Elizabeth Arden, Inc.
2,000,000	7.750%, 01/15/2014	2,050,000
	Total Consumer Staples	7,372,250

ENERGY — 9.04%
	Oil & Gas — 9.04%
	Giant Industries, Inc.
4,615,000	8.000%, 05/15/2014	5,007,275
	Inergy L.P./Inergy Finance Corp.
3,600,000	6.875%, 12/15/2014	3,564,000
	The Premcor Refining Group, Inc.
450,000	9.500%, 02/01/2013	486,121
2,530,000	7.500%, 06/15/2015	2,614,568
	Swift Energy Co.
300,000	9.375%, 05/01/2012	315,750
	United Refining Co.
4,200,000	10.500%, 08/15/2012	4,420,500
	Total Energy	16,408,214

FINANCIALS — 0.84%
	Capital Markets — 0.84%
	E*Trade Financial Corp.
1,400,000	7.875%, 12/01/2015	1,517,250
	Total Financials	1,517,250

HEALTH CARE — 3.69%
	Health Care Equipment & Supplies — 0.39%
	Inverness Medical Innovations, Inc.
680,000	8.750%, 02/15/2012	712,300
	Health Care Providers & Services — 1.03%
	Carriage Services, Inc.
1,800,000	7.875%, 01/15/2015	1,858,500
	Pharmaceuticals — 2.27%
	Warner Chilcott Corp.
3,936,000	8.750%, 02/01/2015	4,122,960
	Total Health Care	6,693,760

SCHEDULE OF INVESTMENTS
March 31, 2007
(Continued)
FACE AMOUNT		MARKET VALUE
INDUSTRIALS — 10.76%
	Aerospace & Defense — 0.07%
	Transdigm, Inc.
$ 125,000	7.750%, 07/15/2014 (Acquired 01/31/2007, Cost $126,250)(c)	$ 129,687
	Commercial Services & Supplies — 10.06%
	Allied Waste North America
867,000	9.250%, 09/01/2012	919,020
3,600,000	7.875%, 04/15/2013	3,753,000
	Education Management LLC
2,500,000	8.750%, 06/01/2014	2,643,750
	FTI Consulting, Inc.
100,000	7.750%, 10/01/2016	105,500
	Greenbrier Companies, Inc.
2,715,000	8.375%, 05/15/2015	2,769,300
	Iron Mountain, Inc.
1,350,000	8.625%, 04/01/2013	1,395,900
4,875,000	7.750%, 01/15/2015	4,996,875
	Mobile Mini, Inc.
822,000	9.500%, 07/01/2013	883,650
	Williams Scotsman, Inc.
750,000	8.500%, 10/01/2015	789,375
		18,256,370
	Diversified Manufacturing — 0.63%
	American Railcar Industries, Inc.
200,000	7.500%, 03/01/2014 (Acquired 02/23/2007, Cost $200,000)(c)	206,500
	Blount, Inc.
900,000	8.875%, 08/01/2012	936,000
		1,142,500
	Total Industrials	19,528,557

MATERIALS — 1.47%
	Construction Materials — 1.47%
	U.S. Concrete, Inc.
2,615,000	8.375%, 04/01/2014	2,667,300
	Total Materials	2,667,300

TOTAL CORPORATE BONDS		124,456,380
(COST $119,502,557)

FACE AMOUNT		MARKET VALUE
CONVERTIBLE BONDS — 17.22%
CONSUMER DISCRETIONARY — 7.62%
	Leisure Equipment & Products — 3.54%
	WMS Industries, Inc.
$ 3,140,000	2.750%, 07/15/2010	$ 6,417,375
	Media — 4.08%
	Lions Gate Entertainment Corp.
6,500,000	2.938%, 10/15/2024	7,401,875
	Total Consumer Discretionary	13,819,250

ENERGY — 0.09%
	Energy Equipment & Services — 0.09%
	Moran Energy, Inc.
161,000	8.750%, 01/15/2008	167,440
	Total Energy	167,440

HEALTH CARE — 3.54%
	Biotechnology — 3.54%
	Amylin Pharmaceuticals, Inc.
5,040,000	2.500%, 04/15/2011	6,432,300
	Total Health Care	6,432,300

INDUSTRIALS — 3.32%
	Airlines — 3.32%
	JetBlue Airways Corp.
6,030,000	3.750%, 03/15/2035	6,022,463
	Total Industrials	6,022,463

INFORMATION TECHNOLOGY — 2.65%
	Semiconductor & Semiconductor Equipment — 2.65%
	Fairchild Semiconductor International
4,830,000	5.000%, 11/01/2008	4,799,812
	Total Information Technology	4,799,812

TOTAL CONVERTIBLE BONDS		31,241,265
(COST $25,545,870)

SCHEDULE OF INVESTMENTS
March 31, 2007
(Continued)
SHARES OR FACE AMOUNT		MARKET VALUE
SHORT TERM INVESTMENTS — 8.89%
INVESTMENT COMPANY — 0.55%
1,000,503	SEI Daily Income Trust Treasury II Fund — Class B	$ 1,000,503
	Total Investment Company	1,000,503

U.S. TREASURY OBLIGATIONS — 8.34%
	Public Finance, Taxation, And Monetary Policy — 8.34%
$ 7,420,000	4.830%, 04/05/2007	7,415,946
7,581,000	4.950%, 04/12/2007	7,569,714
148,000	4.824%, 04/19/2007	147,642
	Total U.S. Treasury Obligations	15,133,302

TOTAL SHORT TERM INVESTMENTS		16,133,805
(COST $16,133,805)

TOTAL INVESTMENTS — 98.16%		178,115,734
(COST $167,743,357)

Other Assets in Excess of Liabilities — 1.84%		3,343,582

TOTAL NET ASSETS — 100.00%		$ 181,459,316
(a)    Non-Income Producing
(b)    Fair valued security. The total value of these securities amounted to $414,984 (0.23% of net assets) at March 31, 2007.
(c)    Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $1,249,687 (0.69% of net assets) at March 31, 2007.
(d)   Security is in default at March 31, 2007.
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
March 31, 2007
SHARES		MARKET VALUE
COMMON STOCKS — 84.93%
CONSUMER DISCRETIONARY — 13.37%
	Auto Components — 5.47%
3,465,000	Launch Tech Company Ltd. — Class H	$ 1,108,658
25,000	Wonder Auto Technology, Inc.(a)	171,250
		1,279,908
	Distributors — 1.31%
92,000	China Resources Enterprise Ltd.	307,314
	Media — 1.79%
3,235,000	HC International, Inc.(a)	418,168
	Textiles, Apparel & Luxury Goods — 4.80%
466,000	Bauhaus International Holdings Ltd.	113,316
6,736,000	Tack Fat Group International Ltd.	1,008,654
		1,121,970
	Total Consumer Discretionary	3,127,360

CONSUMER STAPLES — 9.00%
	Food Products — 9.00%
2,628,000	China Green Holdings Ltd.	2,021,409
114,000	COFCO International Ltd.	85,352
	Total Consumer Staples	2,106,761

ENERGY — 12.81%
	Oil & Gas — 10.71%
958,000	China Petroleum & Chemical Corp. — Class H	810,441
972,000	CNOOC Ltd.(a)	852,140
710,000	PetroChina Company Ltd.	842,350
		2,504,931
	Coal & Consumable Fuels — 2.10%
203,000	China Shenhua Energy Co. — Class H	491,035
	Total Energy	2,995,966

FINANCIALS — 0.43%
	Real Estate — 0.43%
240,000	Beijing Capital Land Ltd. — Class H	101,056
	Total Financials	101,056

HEALTH CARE — 11.98%
	Health Care Equipment & Supplies — 8.45%
4,905,000	Golden Meditech Company Ltd.(a)	1,977,443
	Pharmaceuticals — 3.53%
2,742,000	Hua Han Bio-Pharmaceutical Holdings Ltd. — Class H	824,688
	Total Health Care	2,802,131

SCHEDULE OF INVESTMENTS
March 31, 2007
(Continued)
SHARES		MARKET VALUE
INDUSTRIALS — 9.73%
	Transportation — 2.64%
1,586,000	China Shipping Container Lines Company Ltd. — Class H(a)	$ 617,066
	Airlines — 0.43%
222,000	China Southern Airlines Company Ltd. — Class H(a)	101,432
	Chemicals — 0.43%
182,000	Sinofert Holdings Ltd.	100,626
	Commercial Services & Supplies — 4.89%
7,548,000	Jolimark Holdings Ltd.(a)	1,144,734
	Construction & Engineering — 0.84%
54,000	Baoye Group Company Ltd. — Class H	88,600
204,000	Cosco International Holdings Ltd.	107,307
		195,907
	Transportation Infrastructure — 0.50%
118,000	Beijing Capital International Airport Company Ltd. — Class H	117,192
	Total Industrials	2,276,957

INFORMATION TECHNOLOGY — 6.15%
	Electronic Equipment & Instruments — 3.75%
3,704,000	Kwang Sung Electronics H.K.	876,995
	Internet Software & Services — 0.66%
198,000	China Lotsynergy Holding Ltd.(a)	57,777
1,386,000	China.com, Inc.(a)	97,562
		155,339
	Software — 1.74%
45,000	CDC Corp. — Class A(a)	406,800
	Total Information Technology	1,439,134

MATERIALS — 6.97%
	Metals & Mining — 6.97%
734,000	Jiangxi Copper Company Ltd. — Class H	888,672
544,000	Yanzhou Coal Mining Company Ltd. — Class H	520,781
380,000	Zijin Mining Group Co., Ltd. — Class H	221,284
	Total Materials	1,630,737

TELECOMMUNICATION SERVICES — 6.57%
	Diversified Telecommunication Services — 1.72%
820,000	China Telecom Corp. Ltd. — Class H	402,995
	Wireless Telecommunication Services — 4.85%
86,000	China Mobile Ltd.	782,018
244,000	China Unicom Ltd.	351,627
		1,133,645
	Total Telecommunication Services	1,536,640

SHARES		MARKET VALUE
UTILITIES — 7.92%
	Electric Utilities — 7.92%
614,000	Datang International Power Generation Company Ltd. — Class H	$ 581,506
1,418,000	Huadian Power International Corp. Ltd. — Class H	508,146
876,000	Huaneng Power International, Inc. — Class H	762,373
	Total Utilities	1,852,025

TOTAL COMMON STOCKS		19,868,767
(COST $18,864,808)

SHORT TERM INVESTMENT — 9.07%
INVESTMENT COMPANY — 9.07%
2,122,936	SEI Daily Income Trust Treasury II Fund — Class B	2,122,936
	Total Investment Company	2,122,936

TOTAL SHORT TERM INVESTMENT		2,122,936
(COST $2,122,936)

TOTAL INVESTMENTS — 94.00%		21,991,703
(COST $20,987,744)

Other Assets in Excess of Liabilities — 6.00%		1,404,167

TOTAL NET ASSETS — 100.00%		$ 23,395,870
(a) Non-Income Producing
As of March 31, 2007, the country diversification was as follows:
	MARKET VALUE	PERCENTAGE
China	$9,622,346	41.13%
Hong Kong	10,246,421	43.80%
Total Common Stocks	19,868,767	84.93%
Total Short Term Investments	2,122,936	9.07%
Total Investments	21,991,703	94.00%
Other Assets in Excess of Liabilities	1,404,167	6.00%
TOTAL NET ASSETS	$23,395,870	100.00%
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
March 31, 2007
SHARES		MARKET VALUE
COMMON STOCKS — 98.40%
CONSUMER DISCRETIONARY — 13.53%
	Hotels, Restaurants & Leisure — 4.33%
28,100	Marriott International, Inc. — Class A	$ 1,375,776
13,700	Starwood Hotels & Resorts Worldwide, Inc.	888,445
		2,264,221
	Internet & Catalog Retail — 1.05%
16,600	eBay, Inc.(a)	550,290
	Media — 8.15%
83,500	Time Warner, Inc.	1,646,620
34,250	Viacom Inc. — Class B(a)	1,408,017
35,000	The Walt Disney Co.	1,205,050
		4,259,687
	Total Consumer Discretionary	7,074,198

CONSUMER STAPLES — 7.23%
	Beverages — 1.66%
13,700	PepsiCo, Inc.	870,772
	Food & Staples Retailing — 5.57%
45,200	CVS Caremark Corp.	1,543,128
13,000	Walgreen Co.	596,570
17,200	Whole Foods Market, Inc.	771,420
		2,911,118
	Total Consumer Staples	3,781,890

FINANCIALS — 17.48%
	Capital Markets — 4.08%
3,700	The Goldman Sachs Group, Inc.	764,531
17,400	Morgan Stanley	1,370,424
		2,134,955
	Commercial Banks — 3.04%
26,400	Northern Trust Corp.	1,587,696
	Diversified Financial Services — 7.80%
19,500	American Express Co.	1,099,800
8,800	Franklin Resources, Inc.	1,063,304
10,800	Legg Mason, Inc.	1,017,468
19,000	T. Rowe Price Group, Inc.	896,610
		4,077,182
	Insurance — 2.56%
22,400	Principal Financial Group, Inc.	1,341,088
	Total Financials	9,140,921

HEALTH CARE — 31.98%
	Biotechnology — 4.53%
11,800	Gilead Sciences, Inc.(a)	902,700
40,200	MedImmune, Inc.(a)	1,462,878
		2,365,578

SHARES		MARKET VALUE
HEALTH CARE (Continued)
	Health Care Equipment & Supplies — 5.03%
31,500	Baxter International, Inc.	$ 1,659,105
12,200	C.R. Bard, Inc.	970,022
		2,629,127
	Health Care Providers & Services — 5.02%
21,900	Medco Health Solutions, Inc.(a)	1,588,407
20,800	Quest Diagnostics, Inc.	1,037,296
		2,625,703
	Pharmaceuticals — 17.40%
25,800	Abbott Laboratories	1,439,640
40,100	Bayer AG, ADR	2,565,197
57,100	Schering-Plough Corp.	1,456,621
42,100	Teva Pharmaceutical Industries, Ltd., ADR	1,575,803
41,200	Wyeth	2,061,236
		9,098,497
	Total Health Care	16,718,905

INDUSTRIALS — 6.81%
	Air Freight & Logistics — 3.37%
16,400	FedEx Corp.	1,761,852
	Commercial Services & Supplies — 3.44%
21,000	Automatic Data Processing, Inc.	1,016,400
29,022	First Data Corp.	780,692
		1,797,092
	Total Industrials	3,558,944

INFORMATION TECHNOLOGY — 21.37%
	Communications Equipment — 8.19%
37,500	Cisco Systems, Inc.(a)	957,375
103,700	Corning, Inc.(a)	2,358,138
54,700	Motorola, Inc.	966,549
		4,282,062
	Internet Software & Services — 1.29%
21,500	Yahoo!, Inc.(a)	672,735
	Semiconductor & Semiconductor Equipment — 8.38%
60,700	Altera Corp.(a)	1,213,393
65,800	Applied Materials, Inc.	1,205,456
46,200	Intel Corp.	883,806
35,900	Texas Instruments, Inc.	1,080,590
		4,383,245
	Software — 3.51%
39,500	Microsoft Corp.	1,100,865
42,400	Symantec Corp.(a)	733,520
		1,834,385
	Total Information Technology	11,172,427

TOTAL COMMON STOCKS		51,447,285
(COST $39,324,064)

SCHEDULE OF INVESTMENTS
March 31, 2007
(Continued)
SHARES		MARKET VALUE
SHORT TERM INVESTMENT — 1.58%
INVESTMENT COMPANY — 1.58%
825,705	SEI Daily Income Trust Treasury II Fund — Class B	$ 825,705
	Total Investment Company	825,705

TOTAL SHORT TERM INVESTMENT		825,705
(COST $825,705)

TOTAL INVESTMENTS — 99.98%		52,272,990
(COST $40,149,769)

Other Assets in Excess of Liabilities — 0.02%		9,349

TOTAL NET ASSETS — 100.00%		$ 52,282,339
ADR — American Depository Receipt
(a) Non-Income Producing
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
March 31, 2007
SHARES		MARKET VALUE
COMMON STOCKS — 93.68%
CONSUMER DISCRETIONARY — 22.58%
	Hotels, Restaurants & Leisure — 8.28%
30,726	McCormick & Schmick’s Seafood Restaurants, Inc.(a)	$ 823,764
73,100	Morton’s Restaurant Group, Inc.(a)	1,300,449
7,100	Orient-Express Hotels Ltd. — Class A	424,722
15,400	Steiner Leisure Ltd.(a)	692,692
84,000	Trump Entertainment Resorts, Inc.(a)	1,517,880
		4,759,507
	Leisure Equipment & Products — 3.68%
37,600	MarineMax, Inc.(a)	871,568
77,900	Monaco Coach Corp.	1,240,947
		2,112,515
	Media — 1.60%
19,200	Value Line, Inc.	917,760
	Multiline Retail — 1.74%
67,400	Tuesday Morning Corp.	1,000,216
	Specialty Retail — 3.60%
51,300	A.C. Moore Arts & Crafts, Inc..(a)	1,094,742
54,750	Cache, Inc.(a)	971,812
		2,066,554
	Textiles, Apparel & Luxury Goods — 3.68%
81,300	The Dixie Group, Inc.(a)	978,039
23,000	Oxford Industries, Inc.	1,137,120
		2,115,159
	Total Consumer Discretionary	12,971,711

FINANCIALS — 12.24%
	Capital Markets — 3.14%
2,900	FCStone Group, Inc.(a)	108,228
81,400	Sanders Morris Harris Group, Inc.	866,910
43,600	Thomas Weisel Partners Group, Inc.(a)	829,272
		1,804,410
	Commercial Banks — 1.86%
24,100	Boston Private Financial Holdings, Inc.	672,872
10,800	PrivateBancorp, Inc.	394,848
		1,067,720
	Diversified Financial Services — 7.24%
29,700	Cohen & Steers, Inc.	1,279,476
37,500	Hennessy Advisors, Inc.	581,250
137,500	MarketAxess Holdings, Inc.(a)	2,301,750
		4,162,476
	Total Financials	7,034,606

SCHEDULE OF INVESTMENTS
March 31, 2007
(Continued)
SHARES		MARKET VALUE
HEALTH CARE — 24.47%
	Biotechnology — 2.22%
51,000	LifeCell Corp.(a)	$ 1,273,470
	Health Care Equipment & Supplies — 16.96%
122,100	Align Technology, Inc.(a)	1,936,506
53,000	AngioDynamics, Inc.(a)	895,170
789,500	CardioDynamics International Corp.(a)	671,075
48,100	ev3, Inc.(a)	947,570
90,500	Lifecore Biomedical, Inc.(a)	1,698,685
34,750	Meridian Bioscience, Inc.	964,660
55,400	Merit Medical Systems, Inc.(a)	695,270
50,100	Neurometrix, Inc.(a)	486,471
43,500	Nxstage Medical, Inc.(a)	579,420
81,200	Spectranetics Corp.(a)	868,840
		9,743,667
	Health Care Providers & Services — 5.29%
34,900	ICON PLC, ADR(a)	1,486,740
23,800	MWI Veterinary Supply, Inc.(a)	785,400
35,600	PRA International(a)	767,536
		3,039,676
	Total Health Care	14,056,813

INDUSTRIALS — 18.62%
	Commercial Services & Supplies — 18.62%
28,000	Capella Education Company(a)	939,120
123,600	CBIZ, Inc.(a)	877,560
61,858	Clayton Holdings, Inc.(a)	948,902
23,700	CRA International, Inc.(a)	1,236,666
151,900	Educate, Inc.(a)	1,163,554
22,100	First Advantage Corp. — Class A(a)	529,737
30,800	FirstService Corp.(a)	849,464
32,400	Heidrick & Struggles International, Inc.(a)	1,569,780
56,300	Hudson Highland Group, Inc.(a)	877,717
94,400	Innerworkings, Inc.(a)	1,113,920
25,500	Universal Technical Institute, Inc.(a)	588,540
	Total Industrials	10,694,960

INFORMATION TECHNOLOGY — 15.77%
	Electronic Equipment & Instruments — 4.48%
67,500	DTS, Inc.(a)	1,635,525
41,700	Measurement Specialties, Inc.(a)	940,752
		2,576,277
	Internet Software & Services — 6.29%
67,900	eCollege.com, Inc.(a)	1,218,805
62,900	Jupitermedia Corp.(a)	416,398
40,500	The Knot, Inc.(a)	871,965
64,800	LoopNet, Inc.(a)	1,107,432
		3,614,600

SHARES OR FACE AMOUNT		MARKET VALUE
INFORMATION TECHNOLOGY (Continued)
	Semiconductor & Semiconductor Equipment — 1.60%
85,841	Entegris, Inc.(a)	$ 918,499
	Software — 3.40%
96,400	Packeteer, Inc.(a)	1,197,288
66,700	PDF Solutions, Inc.(a)	753,043
		1,950,331
	Total Information Technology	9,059,707

TOTAL COMMON STOCKS		53,817,797
(COST $43,890,653)

SHORT TERM INVESTMENTS — 9.96%
INVESTMENT COMPANY — 1.56%
897,183	SEI Daily Income Trust Treasury II Fund — Class B	897,183
	Total Investment Company	897,183

U.S. TREASURY OBLIGATIONS — 8.40%
	Public Finance, Taxation, And Monetary Policy — 8.40%
$ 2,477,000	4.830%, 04/05/2007	2,475,647
2,355,000	4.950%, 04/12/2007	2,351,494
	Total U.S. Treasury Obligations	4,827,141

TOTAL SHORT TERM INVESTMENTS		5,724,324
(COST $5,724,324)

TOTAL INVESTMENTS — 103.64%		59,542,121
(COST $49,614,977)

Liabilities in Excess of Other Assets — (3.64)%		(2,093,541)

TOTAL NET ASSETS — 100.00%		$ 57,448,580
ADR — American Depository Receipt
PLC — Public Limited Company
(a) Non-Income Producing
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
March 31, 2007
SHARES		MARKET VALUE
COMMON STOCKS — 95.81%
CONSUMER DISCRETIONARY — 26.21%
	Auto Components — 3.36%
106,000	Autoliv, Inc.	$ 6,053,660
446,800	Gentex Corp.	7,260,500
		13,314,160
	Hotels, Restaurants & Leisure — 4.45%
128,475	Life Time Fitness, Inc.(a)	6,604,900
155,300	Penn National Gaming, Inc.(a)	6,587,826
105,800	Royal Caribbean Cruises Ltd.	4,460,528
		17,653,254
	Leisure Equipment & Products — 0.82%
102,800	Brunswick Corp.	3,274,180
	Media — 1.46%
647,200	EMI Group PLC, ADR	5,775,742
	Specialty Retail — 13.42%
80,100	Abercrombie & Fitch Co. — Class A	6,061,968
146,861	Barnes & Noble, Inc.	5,793,666
189,000	Chico’s FAS, Inc.(a)	4,617,270
234,500	PETsMART, Inc.	7,729,120
238,500	Talbots, Inc.	5,633,370
157,100	Tiffany & Co.	7,144,908
327,700	Urban Outfitters, Inc.(a)	8,687,327
73,600	Weight Watchers International, Inc.	3,392,224
116,900	Williams-Sonoma, Inc.	4,145,274
		53,205,127
	Textiles, Apparel & Luxury Goods — 2.70%
34,900	Mohawk Industries, Inc.(a)	2,863,545
88,800	Polo Ralph Lauren Corp.	7,827,720
		10,691,265
	Total Consumer Discretionary	103,913,728

CONSUMER STAPLES — 1.48%
	Food & Staples Retailing — 1.48%
130,300	Whole Foods Market, Inc.	5,843,955
	Total Consumer Staples	5,843,955

FINANCIALS — 9.59%
	Capital Markets — 1.99%
114,175	A.G. Edwards, Inc.	7,898,626
	Diversified Financial Services — 7.60%
330,700	Janus Capital Group, Inc.	6,914,937
61,950	Legg Mason, Inc.	5,836,310
232,100	Morningstar, Inc.(a)	11,985,644
114,000	T. Rowe Price Group, Inc.	5,379,660
		30,116,551
	Total Financials	38,015,177

SHARES		MARKET VALUE
HEALTH CARE — 28.15%
	Biotechnology — 4.89%
265,400	Amylin Pharmaceuticals, Inc.(a)	$ 9,915,344
259,900	MedImmune, Inc.(a)	9,457,761
		19,373,105
	Health Care Equipment & Supplies — 8.10%
92,800	Dade Behring Holdings, Inc.	4,069,280
130,000	DENTSPLY International, Inc.	4,257,500
72,000	Millipore Corp.(a)	5,217,840
463,300	Qiagen N.V.(a)	7,959,494
160,100	Sigma-Aldrich Corp.	6,647,352
68,500	Waters Corp.(a)	3,973,000
		32,124,466
	Health Care Providers & Services — 6.88%
215,800	Charles River Laboratories International, Inc.(a)	9,982,908
333,600	IMS Health, Inc.	9,894,576
219,900	Pharmaceutical Product Development, Inc.	7,408,431
		27,285,915
	Pharmaceuticals — 8.28%
161,600	Barr Pharmaceuticals, Inc.(a)	7,490,160
289,900	Endo Pharmaceuticals Holdings, Inc.(a)	8,523,060
240,600	Medicis Pharmaceutical Corp. — Class A	7,415,292
151,600	Shire Pharmaceuticals PLC, ADR	9,384,040
		32,812,552
	Total Health Care	111,596,038

INDUSTRIALS — 8.96%
	Commercial Services & Supplies — 8.96%
115,800	ChoicePoint Inc.(a)	4,334,394
230,000	DeVry, Inc.	6,750,500
379,400	Hewitt Associates, Inc. — Class A(a)	11,089,862
303,150	Iron Mountain, Inc.(a)	7,921,310
114,500	Monster Worldwide, Inc.(a)	5,423,865
	Total Industrials	35,519,931

INFORMATION TECHNOLOGY — 21.42%
	Communications Equipment — 1.48%
108,000	Garmin Ltd.	5,848,200
	Electronic Equipment & Instruments — 1.75%
323,200	Jabil Circuit, Inc.	6,919,712
	IT Services — 1.77%
189,700	CheckFree Corp.(a)	7,035,973
	Semiconductor & Semiconductor Equipment — 7.78%
373,800	Altera Corp.(a)	7,472,262
108,300	KLA-Tencor Corp.	5,774,556
204,100	National Semiconductor Corp.	4,926,974
249,600	Novellus Systems, Inc.(a)	7,992,192
107,200	SanDisk Corp.(a)	4,695,360
		30,861,344

SCHEDULE OF INVESTMENTS
March 31, 2007
(Continued)
SHARES OR FACE AMOUNT		MARKET VALUE
INFORMATION TECHNOLOGY (Continued)
	Software — 8.64%
534,400	BEA Systems, Inc.(a)	$ 6,193,696
211,450	Cadence Design Systems, Inc.(a)	4,453,137
202,600	Citrix Systems, Inc.(a)	6,489,278
89,100	F5 Networks, Inc.(a)	5,941,188
487,100	Red Hat, Inc.(a)	11,169,203
		34,246,502
	Total Information Technology	84,911,731

TOTAL COMMON STOCKS		379,800,560
(COST $311,763,182)

SHORT TERM INVESTMENTS — 4.18%
INVESTMENT COMPANY — 0.38%
1,500,361	SEI Daily Income Trust Treasury II Fund — Class B	1,500,361
	Total Investment Company	1,500,361

U.S. TREASURY OBLIGATIONS — 3.80%
	Public Finance, Taxation, And Monetary Policy — 3.80%
$ 7,895,000	4.830%, 04/05/2007	7,890,685
7,194,000	4.950%, 04/12/2007	7,183,287
	Total U.S. Treasury Obligations	15,073,972

TOTAL SHORT TERM INVESTMENTS		16,574,333
(COST $16,574,333)

TOTAL INVESTMENTS — 99.99%		396,374,893
(COST $328,337,515)

Other Assets in Excess of Liabilities — 0.01%		32,606

TOTAL NET ASSETS — 100.00%		$ 396,407,499
ADR — American Depository Receipt
PLC — Public Limited Company
(a) Non-Income Producing
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
March 31, 2007
SHARES		MARKET VALUE
COMMON STOCKS — 94.47%
CONSUMER DISCRETIONARY — 1.42%
	Internet & Catalog Retail — 1.42%
65,700	eBay, Inc.(a)	$ 2,177,955
	Total Consumer Discretionary	2,177,955

HEALTH CARE — 36.96%
	Biotechnology — 7.03%
68,600	Amylin Pharmaceuticals, Inc.(a)	2,562,896
21,650	Gilead Sciences, Inc.(a)	1,656,225
56,000	InterMune, Inc.(a)	1,380,960
118,900	LifeCell Corp.(a)	2,968,933
59,800	MedImmune, Inc.(a)	2,176,122
		10,745,136
	Health Care Equipment & Supplies — 12.42%
133,100	Align Technology, Inc.(a)	2,110,966
71,900	American Medical Systems Holdings, Inc.(a)	1,522,123
23,000	C.R. Bard, Inc.	1,828,730
107,700	ev3, Inc.(a)	2,121,690
47,400	Mentor Corp.	2,180,400
134,000	Neurometrix, Inc.(a)	1,301,140
152,200	Qiagen N.V.(a)	2,614,796
40,000	Sigma-Aldrich Corp.	1,660,800
44,300	Varian Medical Systems, Inc.(a)	2,112,667
26,500	Waters Corp.(a)	1,537,000
		18,990,312
	Health Care Providers & Services — 7.83%
92,900	AMN Healthcare Services, Inc.(a)	2,101,398
51,600	Charles River Laboratories International, Inc.(a)	2,387,016
25,900	Covance, Inc.(a)	1,536,906
103,700	IMS Health, Inc.	3,075,742
85,000	Pharmaceutical Product Development, Inc.	2,863,650
		11,964,712
	Pharmaceuticals — 9.68%
25,600	Abbott Laboratories	1,428,480
48,900	Barr Pharmaceuticals, Inc.(a)	2,266,515
26,300	Bayer AG, ADR	1,682,411
62,700	Medicis Pharmaceutical Corp. — Class A	1,932,414
84,700	Schering-Plough Corp.	2,160,697
23,400	Shire Pharmaceuticals Group PLC, ADR	1,448,460
47,600	Teva Pharmaceutical Industries, Ltd., ADR	1,781,668
41,800	Wyeth	2,091,254
		14,791,899
	Total Health Care	56,492,059

INDUSTRIALS — 3.51%
	Commercial Services & Supplies — 3.51%
137,600	Hewitt Associates, Inc. — Class A(a)	4,022,048
28,200	Monster Worldwide, Inc.(a)	1,335,834
	Total Industrials	5,357,882

SCHEDULE OF INVESTMENTS
March 31, 2007
(Continued)
SHARES		MARKET VALUE
INFORMATION TECHNOLOGY — 52.58%
	Communications Equipment — 8.04%
102,800	Adtran, Inc.	$ 2,503,180
84,400	Cisco Systems, Inc.(a)	2,154,732
127,800	Corning, Inc.(a)	2,906,172
144,400	Motorola, Inc.	2,551,548
94,700	Nokia OYJ, ADR	2,170,524
		12,286,156
	Computers & Peripherals — 1.29%
142,800	EMC Corp.(a)	1,977,780
	Electronic Equipment & Instruments — 8.07%
56,800	Dolby Laboratories, Inc. — Class A(a)	1,960,168
171,600	Jabil Circuit, Inc.	3,673,956
92,500	Molex, Inc.	2,608,500
93,150	National Instruments Corp.	2,443,325
61,800	Trimble Navigation Ltd.(a)	1,658,712
		12,344,661
	Internet Software & Services — 2.51%
20,000	Equinix, Inc.(a)	1,712,600
67,800	Yahoo!, Inc.(a)	2,121,462
		3,834,062
	IT Services — 1.38%
56,800	CheckFree Corp.(a)	2,106,712
	Semiconductor & Semiconductor Equipment — 20.57%
111,150	Altera Corp.(a)	2,221,888
102,400	Applied Materials, Inc.	1,875,968
60,800	Broadcom Corp. — Class A(a)	1,949,856
120,100	Cabot Microelectronics Corp.(a)	4,024,551
113,300	Cree, Inc.(a)	1,864,918
120,700	Entegris, Inc.(a)	1,291,490
50,100	FormFactor, Inc.(a)	2,241,975
86,150	Intel Corp.	1,648,050
88,850	Maxim Integrated Products, Inc.	2,612,190
54,400	Microchip Technology, Inc.	1,932,832
81,600	MKS Instruments, Inc.(a)	2,082,432
49,900	Novellus Systems, Inc.(a)	1,597,798
48,400	SanDisk Corp.(a)	2,119,920
145,500	Semtech Corp.(a)	1,961,340
67,000	Texas Instruments, Inc.	2,016,700
		31,441,908
	Software — 10.72%
158,600	BEA Systems, Inc.(a)	1,838,174
102,850	Cadence Design Systems, Inc.(a)	2,166,021
58,400	Citrix Systems, Inc.(a)	1,870,552

SHARES OR FACE AMOUNT		MARKET VALUE
INFORMATION TECHNOLOGY (Continued)
	Software (continued)
20,400	F5 Networks, Inc.(a)	$ 1,360,272
53,700	Manhattan Associates, Inc.(a)	1,472,991
67,900	Microsoft Corp.	1,892,373
86,300	Oracle Corp.(a)	1,564,619
116,200	Red Hat, Inc.(a)	2,664,466
89,700	Symantec Corp.(a)	1,551,810
		16,381,278
	Total Information Technology	80,372,557

TOTAL COMMON STOCKS		144,400,453
(COST $122,820,063)

SHORT TERM INVESTMENTS — 5.33%
INVESTMENT COMPANY — 0.71%
1,087,445	SEI Daily Income Trust Treasury II Fund — Class B	1,087,445
	Total Investment Company	1,087,445

U.S. TREASURY OBLIGATIONS — 4.62%
	Public Finance, Taxation, And Monetary Policy — 4.62%
$ 3,769,000	4.830%, 04/05/2007	3,766,941
3,305,000	4.950%, 04/12/2007	3,300,075
	Total U.S. Treasury Obligations	7,067,016

TOTAL SHORT TERM INVESTMENTS		8,154,461
(COST $8,154,461)

TOTAL INVESTMENTS — 99.80%		152,554,914
(COST $130,974,524)

Other Assets in Excess of Liabilities — 0.20%		299,554

TOTAL NET ASSETS — 100.00%		$ 152,854,468
ADR — American Depository Receipt
PLC — Public Limited Company
(a) Non-Income Producing
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
March 31, 2007
SHARES		MARKET VALUE
COMMON STOCKS — 95.40%
CONSUMER DISCRETIONARY — 29.89%
	Auto Components — 1.07%
1,389,764	Gentex Corp.	$ 22,583,665
	Hotels, Restaurants & Leisure — 8.48%
934,467	Ameristar Casinos, Inc.	30,005,735
908,850	Orient-Express Hotels Ltd. — Class A	54,367,407
1,264,500	P.F. Chang’s China Bistro, Inc.(a)	52,957,260
983,860	Penn National Gaming, Inc.(a)	41,735,341
		179,065,743
	Household Durables — 0.02%
12,600	Ethan Allen Interiors, Inc.	445,284
	Leisure Equipment & Products — 6.54%
4,700	Brunswick Corp.	149,695
565,400	Pool Corp.	20,241,320
1,017,100	Winnebago Industries, Inc.	34,205,073
2,132,350	WMS Industries, Inc.(a)(b)	83,673,414
		138,269,502
	Media — 1.63%
3,019,700	Lions Gate Entertainment Corp.(a)	34,484,974
	Multiline Retail — 0.93%
1,322,200	Tuesday Morning Corp.	19,621,448
	Specialty Retail — 9.55%
1,865,400	Borders Group, Inc.	38,091,468
879,550	Central Garden & Pet Co.(a)	12,990,954
1,759,100	Central Garden & Pet Co. — Class A(a)	25,858,770
1,851,500	Christopher & Banks Corp.	36,048,705
1,853,604	Gamestop Corp. — Class A(a)	60,371,882
1,078,100	Zale Corp.(a)	28,440,278
		201,802,057
	Textiles, Apparel & Luxury Goods — 1.67%
713,825	Oxford Industries, Inc.	35,291,508
	Total Consumer Discretionary	631,564,181

FINANCIALS — 3.98%
	Capital Markets — 1.50%
1,064,812	Raymond James Financial, Inc.	31,688,805
	Commercial Banks — 1.90%
787,500	Boston Private Financial Holdings, Inc.	21,987,000
429,250	Wilmington Trust Corp.	18,101,472
		40,088,472
	Diversified Financial Services — 0.58%
66,732	Morningstar, Inc.(a)	3,446,040
878,250	W.P. Stewart & Co. Ltd.	8,843,978
		12,290,018
	Total Financials	84,067,295

SHARES		MARKET VALUE
HEALTH CARE — 24.16%
	Biotechnology — 3.68%
1,501,600	Amylin Pharmaceuticals, Inc.(a)	$ 56,099,776
875,900	InterMune, Inc.(a)	21,599,694
		77,699,470
	Health Care Equipment & Supplies — 10.44%
2,894,000	Align Technology, Inc.(a)	45,898,840
1,705,560	American Medical Systems Holdings, Inc.(a)	36,106,705
1,912,500	ev3, Inc.(a)	37,676,250
1,224,800	Immucor, Inc.(a)	36,045,864
948,800	Mentor Corp.	43,644,800
947,800	Wright Medical Group, Inc.(a)	21,126,462
		220,498,921
	Health Care Providers & Services — 8.25%
828,100	AMN Healthcare Services, Inc.(a)	18,731,622
755,575	Charles River Laboratories International, Inc.(a)	34,952,899
767,625	Covance, Inc.(a)	45,550,868
1,413,156	Pharmaceutical Product Development, Inc.	47,609,226
1,304,900	PSS World Medical, Inc.(a)	27,585,586
		174,430,201
	Pharmaceuticals — 1.79%
1,224,200	Medicis Pharmaceutical Corp. — Class A	37,729,844
	Total Health Care	510,358,436

INDUSTRIALS — 15.35%
	Commercial Services & Supplies — 15.35%
521,500	Bright Horizons Family Solutions, Inc.(a)	19,686,625
2,898,740	Corinthian Colleges, Inc.(a)	39,857,675
1,742,400	DeVry, Inc.	51,139,440
1,748,500	Educate, Inc.(a)	13,393,510
1,249,800	FirstService Corp.(a)	34,469,484
1,155,600	Heidrick & Struggles International, Inc.(a)(b)	55,988,820
521,700	ITT Educational Services, Inc.(a)	42,513,333
1,593,400	Korn/Ferry International(a)	36,552,596
1,559,050	Navigant Consulting, Inc.(a)	30,806,828
	Total Industrials	324,408,311

INFORMATION TECHNOLOGY — 22.02%
	Communications Equipment — 1.99%
1,728,450	Adtran, Inc.	42,087,758
	Electronic Equipment & Instruments — 4.56%
1,831,575	Dolby Laboratories, Inc. — Class A(a)	63,207,653
883,100	National Instruments Corp.	23,163,713
369,350	Trimble Navigation Ltd.(a)	9,913,354
		96,284,720
	Internet Software & Services — 1.54%
379,950	Equinix, Inc.(a)	32,535,119

SCHEDULE OF INVESTMENTS
March 31, 2007
(Continued)
SHARES OR FACE AMOUNT		MARKET VALUE
INFORMATION TECHNOLOGY (Continued)
	Semiconductor & Semiconductor Equipment — 12.32%
1,714,200	Cabot Microelectronics Corp.(a)(b)	$ 57,442,842
1,738,000	Cree, Inc.(a)	28,607,480
1,936,350	Fairchild Semiconductor International, Inc.(a)	32,375,772
822,400	FormFactor, Inc.(a)	36,802,400
3,191,000	Micrel, Inc.(a)	35,164,820
1,748,368	MKS Instruments, Inc.(a)	44,618,351
1,883,600	Semtech Corp.(a)	25,390,928
		260,402,593
	Software — 1.61%
1,237,900	Manhattan Associates, Inc.(a)	33,955,597
	Total Information Technology	465,265,787

TOTAL COMMON STOCKS		2,015,664,010
(COST $1,470,451,871)

SHORT TERM INVESTMENTS — 4.59%
INVESTMENT COMPANY — 0.14%
3,001,431	SEI Daily Income Trust Treasury II Fund — Class B	3,001,431
	Total Investment Company	3,001,431

U.S. TREASURY OBLIGATIONS — 4.45%
	Public Finance, Taxation, And Monetary Policy — 4.45%
$ 30,000,000	4.830%, 04/05/2007	29,983,493
34,315,000	4.950%, 04/12/2007	34,263,182
29,890,000	4.824%, 04/19/2007	29,817,083
	Total U.S. Treasury Obligations	94,063,758

TOTAL SHORT TERM INVESTMENTS		97,065,189
(COST $97,065,189)

TOTAL INVESTMENTS — 99.99%		2,112,729,199
(COST $1,567,517,060)

Other Assets in Excess of Liabilities — 0.01%		258,243

TOTAL NET ASSETS — 100.00%		$ 2,112,987,442
ADR — American Depository Receipt
(a)    Non-Income Producing
(b)    Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See Note 7 to financial statements for further information.
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
March 31, 2007
SHARES		MARKET VALUE
COMMON STOCKS — 91.60%
CONSUMER DISCRETIONARY — 11.72%
	Auto Components — 5.23%
117,000	Gentex Corp.	$ 1,901,250
21,400	Johnson Controls, Inc.	2,024,868
		3,926,118
	Hotels, Restaurants & Leisure — 4.31%
13,200	Las Vegas Sands Corp.(a)	1,143,252
46,300	McDonald’s Corp.	2,085,815
		3,229,067
	Specialty Retail — 2.18%
36,000	Tiffany & Co.	1,637,280
	Total Consumer Discretionary	8,792,465

CONSUMER STAPLES — 10.06%
	Beverages — 1.78%
27,900	The Coca-Cola Co.	1,339,200
	Food Products — 1.96%
28,950	Wm. Wrigley Jr. Co.	1,474,424
	Household Products — 6.32%
21,500	Colgate-Palmolive Co.	1,435,985
19,800	Kimberly-Clark Corp.	1,356,102
30,815	Procter & Gamble Co.	1,946,275
		4,738,362
	Total Consumer Staples	7,551,986

ENERGY — 2.24%
	Energy Equipment & Services — 2.24%
52,900	Halliburton Co.	1,679,046
	Total Energy	1,679,046

FINANCIALS — 5.13%
	Insurance — 5.13%
42,100	AFLAC, Inc.	1,981,226
27,800	American International Group, Inc.	1,868,716
	Total Financials	3,849,942

HEALTH CARE — 28.17%
	Health Care Equipment & Supplies — 14.24%
46,800	Baxter International, Inc.	2,464,956
22,900	DENTSPLY International, Inc.	749,975
46,200	ev3, Inc.(a)	910,140
36,600	Mentor Corp.	1,683,600
22,500	Millipore Corp.(a)	1,630,575
34,800	Sigma-Aldrich Corp.	1,444,896
23,000	Varian Medical Systems, Inc.(a)	1,096,870
12,100	Waters Corp.(a)	701,800
		10,682,812

SCHEDULE OF INVESTMENTS
March 31, 2007
(Continued)
SHARES		MARKET VALUE
HEALTH CARE (Continued)
	Health Care Providers & Services — 2.71%
68,500	IMS Health, Inc.	$ 2,031,710
	Pharmaceuticals — 11.22%
45,500	Abbott Laboratories	2,538,900
18,100	Johnson & Johnson	1,090,706
95,500	Schering-Plough Corp.	2,436,205
47,000	Wyeth	2,351,410
		8,417,221
	Total Health Care	21,131,743

INDUSTRIALS — 6.71%
	Air Freight & Logistics — 0.50%
9,000	Expeditors International of Washington, Inc.	371,880
	Commercial Services & Supplies — 6.21%
22,100	Getty Images, Inc.(a)	1,074,723
38,200	Heidrick & Struggles International, Inc.(a)	1,850,790
39,000	Sotheby’s	1,734,720
		4,660,233
	Total Industrials	5,032,113

INFORMATION TECHNOLOGY — 27.57%
	Communications Equipment — 3.92%
71,300	Cisco Systems, Inc.(a)	1,820,289
63,400	Motorola, Inc.	1,120,278
		2,940,567
	Electronic Equipment & Instruments — 3.87%
53,300	Dolby Laboratories, Inc. — Class A(a)	1,839,383
37,700	Molex, Inc.	1,063,140
		2,902,523
	Semiconductor & Semiconductor Equipment — 14.91%
80,002	Applied Materials, Inc.	1,465,637
20,600	Broadcom Corp. — Class A(a)	660,642
45,705	Cabot Microelectronics Corp.(a)	1,531,574
70,300	Entegris, Inc.(a)	752,210
25,000	FormFactor, Inc.(a)	1,118,750
61,800	Integrated Device Technology, Inc.(a)	952,956
86,300	Intel Corp.	1,650,919
31,400	KLA-Tencor Corp.	1,674,248
57,300	National Semiconductor Corp.	1,383,222
		11,190,158
	Software — 4.87%
59,800	Microsoft Corp.	1,666,626
57,200	Oracle Corp.(a)	1,037,036
41,300	Red Hat, Inc.(a)	947,009
		3,650,671
	Total Information Technology	20,683,919

TOTAL COMMON STOCKS		68,721,214
(COST $47,451,022)

SHARES OR FACE AMOUNT		MARKET VALUE
SHORT TERM INVESTMENTS — 7.80%
INVESTMENT COMPANY — 1.33%
1,000,199	SEI Daily Income Trust Treasury II Fund — Class B	$ 1,000,199
	Total Investment Company	1,000,199

U.S. TREASURY OBLIGATIONS — 6.47%
	Public Finance, Taxation, And Monetary Policy — 6.47%
$ 2,312,000	4.830%, 04/05/2007	2,310,740
2,399,000	4.950%, 04/12/2007	2,395,429
151,000	4.824%, 04/19/2007	150,634
	Total U.S. Treasury Obligations	4,856,803

TOTAL SHORT TERM INVESTMENTS		5,857,002
(COST $5,857,002)

TOTAL INVESTMENTS — 99.40%		74,578,216
(COST $53,308,024)

Other Assets in Excess of Liabilities — 0.60%		447,887

TOTAL NET ASSETS — 100.00%		$ 75,026,103
(a) Non-Income Producing
The accompanying notes are an integral part of these financial statements.

March 31, 2007
	BUFFALO BALANCED FUND	BUFFALO HIGH YIELD FUND	BUFFALO JAYHAWK CHINA FUND
ASSETS:
Investments in securities, at cost:
Investments in securities of unaffiliated issuers	$137,292,289	$167,743,357	$20,987,744
Investments in securities of affiliated issuers	—	—	—
Total investments, at cost	$137,292,289	$167,743,357	$20,987,744
Investments in securities, at value:
Investments in securities of unaffiliated issuers	$165,561,918	$178,115,734	$21,991,703
Investments in securities of affiliated issuers	—	—	—
Total investments, at value	165,561,918	178,115,734	21,991,703
Cash	—	—	—
Cash denominated in a foreign currency, at value(1)	—	—	1,366,094
Receivables:
Investments sold	—	—	—
Fund shares sold	344,043	529,984	80,575
Dividends	133,933	—	3,540
Interest	967,935	3,091,116	8,825
Other assets	17,739	18,447	4,730
Total assets	167,025,568	181,755,281	23,455,467
LIABILITIES:
Payables:
Investments purchased	411,370	—	—
Fund shares purchased	78,036	140,105	5,738
Management fees	137,273	154,634	28,431
Accrued expenses	2,370	1,226	25,428
Total liabilities	629,049	295,965	59,597
NET ASSETS	$166,396,519	$181,459,316	$23,395,870
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$136,835,875	$171,911,059	$22,284,879
Accumulated net investment income (loss)	60,551	406,817	(2,039)
Undistributed net realized gain (loss) from investment and
foreign currency transactions	1,230,464	(1,230,937)	109,330
Net unrealized appreciation from investments and translation
of assets and liabilities in foreign currency	28,269,629	10,372,377	1,003,700
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$166,396,519	$181,459,316	$23,395,870
Capital shares, $1.00 par value:
Authorized	25,000,000	100,000,000	10,000,000
Outstanding	14,213,951	16,120,538	2,221,939
NET ASSET VALUE PER SHARE	$11.71	$11.26$	$10.53
(1) Cash denominated in a foreign currency, at cost	—	—	1,366,353
The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND	BUFFALO MICRO CAP FUND	BUFFALO MID CAP FUND	BUFFALO SCIENCE & TECHNOLOGY FUND	BUFFALO SMALL CAP FUND	BUFFALO USA GLOBAL FUND

$40,149,769	$49,614,977	$328,337,515	$130,974,524	$1,428,315,695	$53,308,024
—	—	—	—	139,201,365	—
$40,149,769	$49,614,977	$328,337,515	$130,974,524	$1,567,517,060	$53,308,024

$52,272,990	$59,542,121	$396,374,893	$152,554,914	$1,915,624,123	$74,578,216
—	—	—	—	197,105,076	—
52,272,990	59,542,121	396,374,893	152,554,914	2,112,729,199	74,578,216
—	—	15,870	—	—	—
—	—	—	—	—	—

—	571,111	—	—	—	—
23,245	23,597	564,311	494,323	4,587,005	484,049
30,362	9,603	181,567	29,201	545,767	47,944
1,772	3,666	5,194	3,842	9,365	3,918
14,271	14,435	24,069	21,192	67,540	16,184
52,342,640	60,164,533	397,165,904	153,103,472	2,117,938,876	75,130,311

—	2,644,612	—	—	—	—
16,156	625	420,096	118,449	3,179,834	42,515
43,792	70,231	333,044	127,940	1,769,514	61,383
353	485	5,265	2,615	2,086	310
60,301	2,715,953	758,405	249,004	4,951,434	104,208

$52,282,339	$57,448,580	$396,407,499	$152,854,468	$2,112,987,442	$75,026,103

$39,485,437	$44,652,343	$324,445,823	$129,830,402	$1,521,164,488	$50,892,995
—	—	—	—	—	29,458

673,681	2,869,093	3,924,298	1,443,676	46,610,815	2,833,458

12,123,221	9,927,144	68,037,378	21,580,390	545,212,139	21,270,192

$52,282,339	$57,448,580	$396,407,499	$152,854,468	$2,112,987,442	$75,026,103

10,000,000	Unlimited	Unlimited	Unlimited	100,000,000	10,000,000
2,421,798	4,313,005	25,532,840	11,343,220	75,472,464	3,240,746

$21.59	$13.32	$15.53	$13.48	$28.00	$23.15
—	—	—	—	—	—

For the Year Ended March 31, 2007
	BUFFALO BALANCED FUND	BUFFALO HIGH YIELD FUND	BUFFALO JAYHAWK CHINA FUND(1)
INVESTMENT INCOME:
Interest	$4,179,307	$12,190,635	$63,107
Dividends from securities of unaffiliated issuers	2,141,437	323,021	34,132
Foreign tax withheld	(2,173)	—	—
Total investment income	6,318,571	12,513,656	97,239
EXPENSES:
Management fees	1,630,886	1,874,890	87,208
Custody fees	—	—	15,510
Registration fees	36,089	26,338	22,040
Other	5,685	7,513	519
Total expenses	1,672,660	1,908,741	125,277
Net investment income (loss)	4,645,911	10,604,915	(28,038)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment transactions of unaffiliated issuers	9,401,706	3,338,296	137,232
Investment transactions of affiliated issuers (Note 7)	—	—	—
Foreign currency transactions	—	—	(2,039)
Total net realized gains	9,401,706	3,338,296	135,193
Net unrealized appreciation (depreciation) during the period on:
Investments	3,564,122	(3,166,870)	1,003,959
Translation of assets and liabilties in foreign currencies	—	—	(259)
Total net unrealized appreciation (depreciation)	3,564,122	(3,166,870)	1,003,700
Net realized and unrealized gain	12,965,828	171,426	1,138,893
Net increase in net assets resulting from operations	$17,611,739	$10,776,341	$1,110,855
(1) For the period December 18, 2006 (commencement of operations) to March 31, 2007.
The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND	BUFFALO MICRO CAP FUND	BUFFALO MID CAP FUND	BUFFALO SCIENCE & TECHNOLOGY FUND	BUFFALO SMALL CAP FUND	BUFFALO USA GLOBAL FUND

$49,075	$154,627	$630,791	$308,352	$3,528,268	$74,946
496,072	155,515	1,895,470	500,352	8,165,214	804,940
(13,326)	—	—	(3,561)	—	—
531,821	310,142	2,526,261	805,143	11,693,482	879,886

515,694	820,911	3,639,991	1,235,127	19,830,488	687,879
—	—	—	—	—	—
22,646	22,860	45,054	27,857	42,918	23,321
2,831	2,867	10,549	4,262	59,105	3,419
541,171	846,638	3,695,594	1,267,246	19,932,511	714,619
(9,350)	(536,496)	(1,169,333)	(462,103)	(8,239,029)	165,267

1,084,420	4,073,744	11,499,914	4,538,110	122,516,632	5,163,322
—	—	—	—	857,347	—
—	—	—	—	—	—
1,084,420	4,073,744	11,499,914	4,538,110	123,373,979	5,163,322

4,263,538	(1,698,997)	(1,203,630)	982,925	(25,748,484)	2,137,187
—	—	—	—	—	—
4,263,538	(1,698,997)	(1,203,630)	982,925	(25,748,484)	2,137,187
5,347,958	2,374,747	10,296,284	5,521,035	97,625,495	7,300,509
$5,338,608	$1,838,251	$9,126,951	$5,058,932	$89,386,466	$7,465,776

March 31, 2007
	BUFFALO BALANCED FUND
	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
OPERATIONS:
Net investment income (loss)	$4,645,911	$4,263,735
Net realized gain (loss) from investment and foreign currency transactions	9,401,706	(1,281,957)
Net unrealized appreciation (depreciation) during the period on investments and
translation of assets and liabilities in foreign currencies	3,564,122	12,657,152
Net increase in net assets resulting from operations	17,611,739	15,638,930
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(4,688,752)	(4,218,831)
Net realized gain from investment transactions	—	—
Total dividends and distributions to shareholders	(4,688,752)	(4,218,831)
CAPITAL SHARE TRANSACTIONS:
Shares sold	120,178,149	33,310,666
Reinvested dividends and distributions	3,698,814	2,398,981
Shares issued	123,876,963	35,709,647
Redemptions	(120,662,898)	(39,951,183)
Redemption fees (Note 5)	31,040	8,409
Shares repurchased	(120,631,858)	(39,942,774)
Net increase (decrease) from capital share transactions	3,245,105	(4,233,127)
Total increase (decrease) in net assets	16,168,092	7,186,972
NET ASSETS:
Beginning of period	150,228,427	143,041,455
End of period	$166,396,519	$150,228,427
Accumulated net investment income (loss) at end of period	$60,551	$92,719
Fund share transactions:
Shares sold	10,636,147	3,230,465
Reinvested dividends and distributions	327,587	230,014
Shares issued	10,963,734	3,460,479
Shares repurchased	(10,675,901)	(3,861,569)
Net increase (decrease) in fund shares	287,833	(401,090)
(1) For the period December 18, 2006 (commencement of operations) to March 31, 2007.
The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND		BUFFALO JAYHAWK CHINA FUND	BUFFALO LARGE CAP FUND		BUFFALO MICRO CAP FUND
YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	PERIOD ENDED MARCH 31, 2007(1)	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006

$10,604,915	$12,725,230	$(28,038)	$(9,350)	$94,079	$(536,496)	$(528,900)
3,338,296	(2,383,005)	135,193	1,084,420	2,909,932	4,073,744	2,327,975

(3,166,870)	5,251,555	1,003,700	4,263,538	2,477,898	(1,698,997)	10,430,092
10,776,341	15,593,780	1,110,855	5,338,608	5,481,909	1,838,251	12,229,167

(10,858,286)	(14,184,363)	—	(43,455)	(389,126)	—	—
—	—	—	—	—	(2,891,049)	(220,674)
(10,858,286)	(14,184,363)	—	(43,455)	(389,126)	(2,891,049)	(220,674)

26,212,844	16,197,942	22,884,319	7,052,191	7,101,566	6,939,489	17,447,502
8,151,175	10,209,287	—	42,790	383,451	2,832,253	216,691
34,364,019	26,407,229	22,884,319	7,094,981	7,485,017	9,771,742	17,664,193
(64,421,478)	(121,009,530)	(602,042)	(14,358,026)	(14,630,006)	(12,466,299)	(7,817,054)
22,161	23,770	2,738	2,379	1,401	5,591	7,780
(64,399,317)	(120,985,760)	(599,304)	(14,355,647)	(14,628,605)	(12,460,708)	(7,809,274)
(30,035,298)	(94,578,531)	22,285,015	(7,260,666)	(7,143,588)	(2,688,966)	9,854,919
(30,117,243)	(93,169,114)	23,395,870	(1,965,513)	(2,050,805)	(3,741,764)	21,863,412

211,576,559	304,745,673	—	54,247,852	56,298,657	61,190,344	39,326,932
$181,459,316	$211,576,559	$23,395,870	$52,282,339	$54,247,852	$57,448,580	$61,190,344
$406,817	$(734,050)	$(2,039)	$—	$24,521	$—	$—

2,340,460	1,457,177	2,280,846	352,970	387,736	534,700	1,456,976
738,068	922,787	—	2,327	21,057	219,384	17,835
3,078,528	2,379,964	2,280,846	355,297	408,793	754,084	1,474,811
(5,811,071)	(10,902,915)	(58,907)	(722,996)	(779,812)	(979,314)	(638,931)
(2,732,543)	(8,522,951)	2,221,939	(367,699)	(371,019)	(225,230)	835,880

March 31, 2007
	BUFFALO MID CAP FUND
	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
OPERATIONS:
Net investment income (loss)	$(1,169,333)	$(484,268)
Net realized gain (loss) from investment transactions	11,499,914	3,843,545
Net unrealized appreciation (depreciation) during the period on investments	(1,203,630)	49,583,826
Net increase in net assets resulting from operations	9,126,951	52,943,103
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—
Net realized gain from investment transactions	(7,186,450)	(4,046,261)
Total dividends and distributions to shareholders	(7,186,450)	(4,046,261)
CAPITAL SHARE TRANSACTIONS:
Shares sold	179,479,373	167,730,423
Reinvested dividends and distributions	6,869,162	3,962,223
Shares issued	186,348,535	171,692,646
Redemptions	(136,138,862)	(47,276,634)
Redemption fees (Note 5)	50,925	13,943
Shares repurchased	(136,087,937)	(47,262,691)
Net increase (decrease) from capital share transactions	50,260,598	124,429,955
Total increase (decrease) in net assets	52,201,099	173,326,797
NET ASSETS:
Beginning of year	344,206,400	170,879,603
End of year	$396,407,499	$344,206,400
Undistributed net investment income at end of year	$—	$—
Fund share transactions:
Shares sold	12,167,344	11,766,729
Reinvested dividends and distributions	457,639	276,113
Shares issued	12,624,983	12,042,842
Shares repurchased	(9,362,906)	(3,398,331)
Net increase (decrease) in fund shares	3,262,077	8,644,511
The accompanying notes are an integral part of these financial statements.

BUFFALO SCIENCE & TECHNOLOGY FUND		BUFFALO SMALL CAP FUND		BUFFALO USA GLOBAL FUND
YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006

$(462,103)	$(322,960)	$(8,239,029)	$(8,125,377)	$165,267	$175,332
4,538,110	4,892,216	123,373,979	150,999,095	5,163,322	1,138,137
982,925	16,132,661	(25,748,484)	249,951,329	2,137,187	8,613,849
5,058,932	20,701,917	89,386,466	392,825,047	7,465,776	9,927,318

—	—	—	—	(192,295)	(261,971)
(6,400,155)	(318,796)	(142,939,633)	(206,466,742)	(1,999,838)	—
(6,400,155)	(318,796)	(142,939,633)	(206,466,742)	(2,192,133)	(261,971)

88,607,228	55,153,549	400,156,726	384,727,706	13,813,188	8,205,574
6,347,756	316,948	138,893,161	199,907,371	2,149,677	256,036
94,954,984	55,470,497	539,049,887	584,635,077	15,962,865	8,461,610
(52,115,066)	(27,228,376)	(488,847,222)	(500,812,102)	(19,326,090)	(18,996,105)
24,274	16,300	164,616	144,628	3,179	4,649
(52,090,792)	(27,212,076)	(488,682,606)	(500,667,474)	(19,322,911)	(18,991,456)
42,864,192	28,258,421	50,367,281	83,967,603	(3,360,046)	(10,529,846)
41,522,969	48,641,542	(3,185,886)	270,325,908	1,913,597	(864,499)

111,331,499	62,689,957	2,116,173,328	1,845,847,420	73,112,506	73,977,005
$152,854,468	$111,331,499	$2,112,987,442	$2,116,173,328	$75,026,103	$73,112,506
$—	$—	$—	$—	$29,458	$56,486

6,715,884	4,510,858	14,788,847	14,061,641	617,660	408,755
521,246	25,581	5,188,389	7,839,505	96,999	12,883
7,237,130	4,536,439	19,977,236	21,901,146	714,659	421,638
(4,035,093)	(2,239,708)	(18,211,542)	(18,378,706)	(892,369)	(934,449)
3,202,037	2,296,731	1,765,694	3,522,440	(177,710)	(512,811)

BUFFALO BALANCED FUND
Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2007		2006		2005		2004	2003
Net asset value, beginning of year	$10.79		$9.98		$9.38		$7.27	$9.27

Income from investment operations:
Net investment income	0.32		0.30		0.29		0.29	0.20
Net gains (losses) on securities
(both realized and unrealized)	0.92		0.81		0.62		2.12	(1.99)

Total from investment operations	1.24		1.11		0.91		2.41	(1.79)

Less dividends from net investment income	(0.32)		(0.30)		(0.31)		(0.30)	(0.21)

Paid-in capital from redemption fees (Note 5)	—	(1)	—	(1)	—	(1)	—	—

Net asset value, end of year	$11.71		$10.79		$9.98		$9.38	$7.27

Total return	11.67%		11.23%		9.75%		33.50%	(19.32%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$166,397		$150,228		$143,041		$77,275	$18,050
Ratio of expenses to average net assets	1.03%		1.03%		1.03%		1.05%	1.10%
Ratio of net investment income to average net assets	2.85%		2.89%		3.13%		3.47%	2.60%
Portfolio turnover rate	28%		18%		30%		32%	45%
(1) Less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2007		2006		2005		2004	2003
Net asset value, beginning of year	$11.22		$11.13		$11.24		$9.86	$9.87
Income from investment operations:
Net investment income	0.63		0.58		0.42		0.43	0.55
Net gains (losses) on securities
(both realized and unrealized)	0.06		0.16		(0.09)		1.37	0.01

Total from investment operations	0.69		0.74		0.33		1.80	0.56

Less dividends from net investment income	(0.65)		(0.65)		(0.44)		(0.43)	(0.57)

Paid-in capital from redemption fees (Note 5)	—	(1)	—	(1)	—	(1)	0.01	—

Net asset value, end of year	$11.26		$11.22		$11.13		$11.24	$9.86

Total return	6.42%		6.82%		2.96%		18.56%	5.95%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$181,459		$211,577		$304,746		$324,123	$143,008
Ratio of expenses to average net assets	1.02%		1.02%		1.02%		1.03%	1.03%
Ratio of net investment income to average net assets	5.66%		5.03%		3.71%		3.89%	6.24%
Portfolio turnover rate	9%		28%		45%		51%	33%
(1) Less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

BUFFALO JAYHAWK CHINA FUND
Condensed data for a share of capital stock outstanding throughout the period.	FOR THE PERIOD FROM DECEMBER 18, 2006 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2007
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(0.01)
Net gains on securities (both realized and unrealized)	0.54

Total from investment operations	0.53

Paid-in capital from redemption fees (Note 5)	—	(1)

Net asset value, end of period	$10.53

Total return*	5.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,396
Ratio of expenses to average net assets**	2.13%
Ratio of net investment loss to average net assets**	(0.48%)
Portfolio turnover rate*	3%
*       Not annualized for periods less than one full year.
**     Annualized for periods less than one full year.
(1)    Less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2007		2006		2005		2004	2003
Net asset value, beginning of year	$19.45		$17.81		$17.57		$12.57	$18.14

Income from investment operations:
Net investment income (loss)	—		0.03		0.12		0.01	0.03
Net gains (losses) on securities
(both realized and unrealized)	2.16		1.73		0.15		5.02	(5.60)

Total from investment operations	2.16		1.76		0.27		5.03	(5.57)

Less dividends from net investment income	(0.02)		(0.12)		(0.03)		(0.03)	—

Paid-in capital from redemption fees (Note 5)	—	(1)	—	(1)	—	(1)	—	—

Net asset value, end of year	$21.59		$19.45		$17.81		$17.57	$12.57

Total return	11.10%		9.95%		1.52%		40.05%	(30.71%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$52,282		$54,248		$56,299		$57,657	$35,664
Ratio of expenses to average net assets	1.05%		1.04%		1.05%		1.04%	1.06%
Ratio of net investment income (loss) to average net assets	(0.02%)		0.16%		0.64%		0.10%	0.21%
Portfolio turnover rate	17%		40%		17%		41%	16%
(1) Less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

BUFFALO MICRO CAP FUND
Condensed data for a share of capital	YEAR ENDED MARCH 31,			FOR THE PERIOD FROM MAY 21, 2004 (COMMENCEMENT OF OPERATIONS) TO
stock outstanding throughout the period.	2007		2006	MARCH 31, 2005
Net asset value, beginning of period	$13.48		$10.62	$10.00

Income from investment operations:
Net investment loss	(0.13)		(0.12)	(0.07)
Net gains on securities (both realized and unrealized)	0.66		3.03	0.66

Total from investment operations	0.53		2.91	0.59

Less distributions from capital gains	(0.69)		(0.05)	—

Paid-in capital from redemption fees (Note 5)	—	(1)	—	(1) 0.03

Net asset value, end of period	$13.32		$13.48	$10.62

Total return*	4.13%		27.48%	6.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,449		$61,190	$39,327
Ratio of expenses to average net assets**	1.50%		1.51%	1.58%
Ratio of net investment loss to average net assets**	(0.95%)		(1.09%)	(1.14%)
Portfolio turnover rate*	38%		50%	28%
*      Not annualized for periods less than one full year.
**    Annualized for periods less than one full year
(1)   Less than $0.01 per share
The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND
Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2007		2006		2005		2004	2003
Net asset value, beginning of year	$15.46		$12.54		$12.43		$7.54	$10.12

Income from investment operations:
Net investment loss	(0.05)		(0.02)		(0.04)		(0.04)	(0.04)
Net gains (losses) on securities
(both realized and unrealized)	0.41		3.17		0.31		4.93	(2.54)

Total from investment operations	0.36		3.15		0.27		4.89	(2.58)

Less distributions from capital gains	(0.29)		(0.23)		(0.16)		—	—

Paid-in capital from redemption fees (Note 5)	—	(1)	—	(1)	—	(1)	—	—

Net asset value, end of year	$15.53		$15.46		$12.54		$12.43	$7.54

Total return	2.41%		25.21%		2.15%		64.85%	(25.49%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$396,407		$344,206		$170,880		$112,070	$39,193
Ratio of expenses to average net assets	1.02%		1.02%		1.03%		1.03%	1.10%
Ratio of net investment loss to average net assets	(0.32%)		(0.21%)		(0.39%)		(0.48%)	(0.59%)
Portfolio turnover rate	21%		19%		21%		24%	8%
(1) Less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

BUFFALO SCIENCE & TECHNOLOGY FUND
Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2007		2006		2005		2004	2003
Net asset value, beginning of year	$13.68		$10.73		$11.04		$6.01	$10.18

Income from investment operations:
Net investment loss	(0.04)		(0.04)		(0.02)		(0.04)	(0.05)
Net gains (losses) on securities
(both realized and unrealized)	0.54		3.04		(0.29)		5.07	(4.12)

Total from investment operations	0.50		3.00		(0.31)		5.03	(4.17)

Less distributions from capital gains	(0.70)		(0.05)		—		—	—

Paid-in capital from redemption fees (Note 5)	—	(1)	—	(1)	—	(1)	—	—

Net asset value, end of year	$13.48		$13.68		$10.73		$11.04	$6.01

Total return	4.28%		27.96%		(2.81%)		83.69%	(40.96%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$152,854		$111,331		$62,690		$34,924	$14,537
Ratio of expenses to average net assets	1.03%		1.03%		1.05%		1.03%	1.23%
Ratio of net investment loss to average net assets.	(0.37%)		(0.40%)		(0.24%)		(0.55%)	(0.73%)
Portfolio turnover rate	35%		46%		25%		38%	26%
(1) Less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2007		2006		2005	2004	2003
Net asset value, beginning of year	$28.71		$26.30		$25.70	$13.79	$21.08

Income from investment operations:
Net investment loss	(0.11)		(0.11)		(0.07)	(0.10)	(0.10)
Net gains (losses) on securities
(both realized and unrealized)	1.44		5.63		1.56	12.21	(7.16)

Total from investment operations	1.33		5.52		1.49	12.11	(7.26)

Less dividends and distributions:
Dividends from net investment income	—		—		(0.02)	—	—
Distributions from capital gains	(2.04)		(3.11)		(0.87)	(0.20)	(0.03)

Total dividends and distributions	(2.04)		(3.11)		(0.89)	(0.20)	(0.03)

Paid-in capital from redemption fees (Note 5)	—	(1)	—	(1)	—	—	—

Net asset value, end of year	$28.00		$28.71		$26.30	$25.70	$13.79

Total return	4.95%		22.46%		5.75%	88.07%	(34.49%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$2,112,987		$2,116,173		$1,845,847	$1,704,869	$685,634
Ratio of expenses to average net assets	1.01%		1.01%		1.01%	1.01%	1.02%
Ratio of net investment loss to average net assets	(0.42%)		(0.42%)		(0.28%)	(0.53%)	(0.55%)
Portfolio turnover rate	15%		27%		35%	22%	24%
(1) Less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

BUFFALO USA GLOBAL FUND
Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2007		2006		2005		2004	2003
Net asset value, beginning of year	$21.39		$18.82		$19.18		$13.04	$18.84

Income from investment operations:
Net investment income (loss)	0.05		0.05		0.12		0.02	(0.01)
Net gains (losses) on securities
(both realized and unrealized).	2.45		2.59		(0.37)		6.12	(5.79)

Total from investment operations	2.50		2.64		(0.25)		6.14	(5.80)

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.07)		(0.11)		—	—
Distributions from capital gains.	(0.68)		—		—		—	—

Total dividends and distributions	(0.74)		(0.07)		(0.11)		—	—

Paid-in capital from redemption fees (Note 5)	—	(1)	—	(1)	—	(1)	—	—

Net asset value, end of year	$23.15		$21.39		$18.82		$19.18	$13.04

Total return	11.86%		14.05%		(1.30%)		47.11%	(30.79%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$75,026		$73,113		$73,977		$79,192	$60,735
Ratio of expenses to average net assets	1.04%		1.04%		1.04%		1.03%	1.04%
Ratio of net investment income (loss) to average net assets	0.24%		0.23%		0.67%		0.14%	(0.10%)
Portfolio turnover rate	13%		11%		33%		21%	7%
(1) Less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

March 31, 2007
1. SIGNIFICANT ACCOUNTING POLICIES:
The Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Funds (comprised of the Buffalo Jayhawk China Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund and Buffalo Science & Technology Fund), Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc. (the “Funds”) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
A. INVESTMENT VALUATION — Corporate stocks and bonds traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and asked price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day.
When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Boards of Directors/Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the NAV has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2007, the Buffalo High Yield Fund held a fair valued security with market a value of $414,984 or 0.23% of total net assets.
Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board determines that amortized cost does not represent fair value.
When the Buffalo Jayhawk China Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo Jayhawk China Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings and your investment. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or “capital controls”). These types of controls may restrict or prohibit the Buffalo Jayhawk China Fund’s ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo Jayhawk China Fund’s assets at risk of total loss.
B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.
C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.
D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for premium amortization on debt securities and deferral of post October and wash sale losses.

March 31, 2007
(Continued)
E. USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.
F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.
G. INDEMNIFICATIONS — Under the Funds’ organizational documents, officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
H. RECENT ACCOUNTING PRONOUNCEMENTS — In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolios’ tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in portfolio NAV calculation as late as the portfolio’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semiannual report on September 30, 2007.
In September 2006, FASB released Statement No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosure requirements about the use of fair value measurements Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, the Funds are evaluating the implications of FAS 157, and its impact on the financial statements has not yet been determined.
2.  FEDERAL TAX MATTERS:
The tax character of distributions paid during the periods ended March 31, 2007 and March 31, 2006 was as follows:
	YEAR ENDED MARCH 31, 2007		YEAR ENDED MARCH 31, 2006
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Buffalo Balanced Fund	$4,688,752	$—	$4,218,831	$—
Buffalo High Yield Fund	10,858,286	—	14,184,363	—
Buffalo Large Cap Fund	24,521	18,934	389,126	—
Buffalo Micro Cap Fund	—	2,891,049	220,651	23
Buffalo Mid Cap Fund	58,754	7,127,696	1,297,965	2,748,296
Buffalo Science & Technology Fund	238,846	6,161,309	—	318,796
Buffalo Small Cap Fund	—	142,939,633	11,390,003	195,076,739
Buffalo USA Global Fund	578,234	1,613,899	261,971	—
The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the year ended March 31, 2007.
Total distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:
	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID IN CAPITAL
Buffalo Balanced Fund	$10,673	$(10,675)	$2
Buffalo High Yield Fund	1,394,238	(1,394,230)	(8)
Buffalo Jayhawk China Fund	25,999	(25,863)	(136)
Buffalo Large Cap Fund	28,284	(18,934)	(9,350)
Buffalo Micro Cap Fund	536,496	(197,737)	(338,759)
Buffalo Mid Cap Fund	1,169,333	(1,169,333)	—
Buffalo Science & Technology Fund	462,103	(462,103)	—
Buffalo Small Cap Fund	8,239,029	(8,239,029)	—
Buffalo USA Global Fund	—	—	—
As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:
	BUFFALO BALANCED FUND	BUFFALO HIGH YIELD FUND	BUFFALO JAYHAWK CHINA FUND	BUFFALO LARGE CAP FUND	BUFFALO MICRO CAP FUND
Cost of investments(a)	$137,397,245	$168,577,899	$20,987,744	$40,158,558	$49,622,298
Gross unrealized appreciation	29,607,060	11,232,806	1,835,741	13,214,510	12,318,691
Gross unrealized depreciation	(1,442,387)	(1,694,971)	(831,782)	(1,100,078)	(2,398,868)
Net unrealized appreciation	$28,164,673	$9,537,835	$1,003,959	$12,114,432	$9,919,823

Undistributed ordinary income	103,974	730,821	109,330	—	—
Undistributed long-term capital gain	1,291,997	—	—	682,470	2,876,414
Total distributable earnings	$1,395,971	$730,821	$109,330	$682,470	$2,876,414

Other accumulated losses	—	(720,399)	(2,298)	—	—
Total accumulated earnings	$29,560,644	$9,548,257	$1,110,991	$12,796,902	$12,796,237
(a)     Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes.
	BUFFALO MID CAP FUND	BUFFALO SCIENCE & TECHNOLOGY FUND	BUFFALO SMALL CAP FUND	BUFFALO USA GLOBAL FUND
Cost of investments(a)	$328,337,515	$131,787,701	$1,567,987,915	$53,621,531
Gross unrealized appreciation	77,420,245	26,665,589	636,511,518	21,771,792
Gross unrealized depreciation	(9,382,867)	(5,898,376)	(91,770,234)	(815,107)
Net unrealized appreciation	$68,037,378	$20,767,213	$544,741,284	$20,956,685

Undistributed ordinary income	319,498	830,387	20,342,199	53,908
Undistributed long-term capital gain	3,604,800	1,426,466	26,739,471	3,122,515
Total distributable earnings	$3,924,298	$2,256,853	$47,081,670	$3,176,423

Other accumulated losses	—	—	—	—
Total accumulated earnings	$71,961,676	$23,024,066	$591,822,954	$24,133,108
(a)      Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes.
As of March 31, 2007, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:
	CAPITAL LOSS
	CARRYOVER	EXPIRES
Buffalo High Yield Fund	$ 720,399	2014
The Buffalo Balanced Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund and Buffalo USA Global Fund utilized $6,677,577, $550,441, $389,320 and $24,117, respectively of prior year capital loss carryovers in the current year.
The Buffalo Jayhawk China Fund incurred a currency loss for tax purposes from December 18, 2006 to March 31, 2007 in the amount of $2,039. As permitted by tax regulations, the Fund elected to defer and treat the loss as arising on the first day of the fiscal year ended March 31, 2008.

March 31, 2007
(Continued)
For the fiscal year ended March 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for each Fund were as follows (unaudited):
Buffalo Balanced Fund	46%	Buffalo Mid Cap Fund	100%
Buffalo High Yield Fund	1%	Buffalo USA Global Fund	100%
For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2007 were as follows (unaudited):
Buffalo Balanced Fund	42%	Buffalo Mid Cap Fund	100%
Buffalo High Yield Fund	1%	Buffalo USA Global Fund	100%
Additional Information Applicable to Foreign Shareholders Only:
The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each Fund for the fiscal year ended March 31, 2007 were as follows (unaudited):
Buffalo Balanced Fund	65%	Buffalo Mid Cap Fund	23%
Buffalo High Yield Fund	97%	Buffalo Science & Technology Fund	11%
Buffalo Large Cap Fund	6%	Buffalo USA Global Fund	6%
The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each Fund for the fiscal year ended March 31, 2007 were as follows (unaudited):
Buffalo Mid Cap Fund	100%	Buffalo USA Global Fund	67%
Buffalo Science & Technology Fund	100%
3. RELATED PARTY TRANSACTIONS:
Management fees are paid to Kornitzer Capital Management, Inc. (“KCM”) at the rate of 1.00% per annum of the average daily net asset values of the Funds or series, except for the Buffalo Jayhawk China Fund and Buffalo Micro Cap Fund, which have a management fee rate of 1.50% and 1.45%, respectively. The management fees are for services, which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent auditors and legal counsel; fees and expenses of officers, directors and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”), KCM pays US Bancorp a fee of 30/100 of 1% (0.30%) of each Fund’s average daily net assets out of the fees KCM receives from the Funds. US Bancorp provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of US Bancorp.
The Buffalo Jayhawk China Fund is sub-advised by Jayhawk Capital Management, LLC (“JCM”). Together with KCM, JCM is responsible for implementing the Fund’s investment program, and is responsible for the day-to-day investment activity of the Fund. For its services, KCM pays JCM, out of its own resources, a monthly sub-advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets.
The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds or series and their shares, insurance, certain director expenses and the cost of qualifying the Funds’ or series’ shares for sale in any jurisdiction. Certain officers and a director/trustee of the Funds are also officers and/or directors of Kornitzer Capital Management, Inc.
A director/trustee of the Funds is affiliated with US Bancorp and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds.

4. AGGREGATE COMPENSATION TO DIRECTORS/TRUSTEES:
The Buffalo Funds do not directly compensate any of their directors or trustees. U.S. Bancorp Fund Services, LLC pays director/trustee fees to non-interested Board members from its share of the management fee that it receives from Kornitzer Capital Management, Inc. The aggregate compensation paid to the Funds’ non-interested directors/trustees for their service on the Funds’ Boards for the fiscal year ended March 31, 2007 was $49,600. Interested directors/trustees who are affiliated with either the advisor or the Funds’ service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.
5. REDEMPTION FEE:
Shares of the Buffalo Balanced Fund, Buffalo Jayhawk China Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo USA Global Fund sold or exchanged within 60 days of their purchase and shares of the Buffalo High Yield Fund, Buffalo Micro Cap Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Fund will employ the “first in, first out” method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.
6. INVESTMENT TRANSACTIONS:
The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2007, were as follows:
	BUFFALO BALANCED FUND	BUFFALO HIGH YIELD FUND	BUFFALO JAYHAWK CHINA FUND[1]	BUFFALO LARGE CAP FUND	BUFFALO MICRO CAP FUND
Purchases	$43,759,722	$15,048,994	$19,224,709	$8,346,187	$20,625,376
Proceeds from Sales	$41,948,598	$53,145,480	$497,133	$14,999,247	$26,934,504
(1)   For the period December 18, 2006 (commencement of operations) to March 31, 2007.
	BUFFALO MID CAP FUND	SCIENCE & TECHNOLOGY FUND	BUFFALO SMALL CAP FUND	BUFFALO USA GLOBAL FUND
Purchases	$127,000,025	$74,631,845	$290,455,846	$8,456,090
Proceeds from Sales	$73,397,326	$41,510,610	$455,762,023	$19,446,821
There were no purchases or sales of long-term U.S. government securities for any Funds during the year ended March 31, 2007.

March 31, 2007
(Continued)
7. TRANSACTIONS WITH AFFILIATES:*
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Buffalo Small Cap Fund as of March 31, 2007 amounted to $197,105,076 representing 9.33% of net assets. There were no affiliated companies held in any other Funds. Transactions in the Buffalo Small Cap Fund during the year ended March 31, 2007 in which the issuer was an "affiliated person" are as follows:
	CABOT MICROELECTRONICS CORP.	HEIDRICK & STRUGGLES INTERNATIONAL, INC.	WMS INDUSTRIES, INC.	TOTAL
March 31, 2006 Balance
Shares	1,069,000	1,111,500	1,889,750
Cost	$ 34,941,668	$ 35,632,678	$ 41,113,886	$111,688,232

Gross Additions
Shares	645,200	135,600	242,600
Cost	$ 19,412,132	$ 4,246,816	$ 7,214,336	$ 30,873,284

Gross Deductions
Shares	$ —	91,500	—
Cost	$ —	$ 3,360,151	$ —	$ 3,360,151

March 31, 2007 Balance
Shares	1,714,200	1,155,600	2,132,350
Cost	$ 54,353,800	$ 36,519,343	$ 48,328,222	$139,201,365

Realized gain	$ —	$ 857,347	$ —	$ 857,347

Investment income	$ —	$ —	$ —	$ —
*      As a result of the Buffalo Small Cap Fund’s beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.
This report has been prepared for the information of the shareholders of the Funds, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Buffalo Funds c/o U.S. Bancorp Fund Services, LLC, 1-800-49-BUFFALO or at www.buffalofunds.com.

The Boards of Directors/Trustees and Shareholders:
We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Funds (comprised of Buffalo Jayhawk China Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, and Buffalo Science & Technology Fund), Buffalo Small Cap Fund, Inc., and Buffalo USA Global Fund, Inc. (collectively referred to herein as “the Funds”), as of March 31, 2007, and the related statements of operations for the periods then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at March 31, 2007, the results of their operations for the periods then ended, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
May 22, 2007

Directors/Trustees and Officers of the Funds (unaudited)
The management and affairs for the Funds are supervised by the Directors/Trustees (“Directors”) under the laws of the particular Fund’s state of organization. The Directors and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period.
NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTORS
[1] Kent W. Gasaway (47) 5420 West 61st Place Shawnee Mission, KS 66205	Director President and Treasurer	Indefinite term and served since inception. One year term and served since May 2003.	Senior Vice President/Portfolio Manager, Kornitzer Capital Management, Inc. (management company).	Nine	None

[1] Joseph C. Neuberger (43) 615 E. Michigan Street Milwaukee, WI 53202	Director Chairman	Indefinite term and served since May 2003. One year term and served since May 2003.	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994 – present).	Nine	Trustee, MUTUALS.com (an open-end investment company with two portfolios); Trustee, Trust for Professional Managers (an open-end investment company with five portfolios).

NON-INTERESTED DIRECTORS
Thomas S. Case (65) 515 Piney Creek Road Reno, NV 89511	Director	Indefinite term and served since inception.	Retired.	Nine	None

Gene M. Betts (54) Embarq Corp. 5454 W. 110th Street Overland Park, KS 66211	Director	Indefinite term and served since February 2001.	Chief Financial Officer, Embarq Corp. (telecommunications company) May 2006 – present; Senior Vice President and Treasurer, Sprint Corp. (telecommunications company) 1990-2005.	Nine	Director, Garmin Ltd. (a global positioning equipment company).

J. Gary Gradinger (64) Golden Star Inc. 400 East 10th Avenue North Kansas City, MO 64116	Director	Indefinite term and served since February 2001.	Chairman, President and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products).	Nine	Director, MGP Ingredients, Inc.

Philip J. Kennedy (61) Department of Business Administration Penn State Shenango 147 Shenango Avenue Sharon, PA 16146	Director	Indefinite term and served since May 1995.
Internship Coordinator and Instructor for the Department of Business Administration, Penn State Shenango; Associate Professor and Chair of Accounting, Business Administration and Entrepreneurship, Benedictine College; formerly Associate Professor, Slippery Rock University; Director, Great Plains Trust Company.
				Nine	None
1      Each of these Directors may be deemed to be an “interested person” of the Funds as that term is defined in the Investment Company Act of 1940, as amended. Messrs. Neuberger and Gasaway are interested Directors due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively. U.S. Bancorp Fund Services, LLC is the Funds’ Administrator and Registered Transfer Agent. Kornitzer Capital Management, Inc. is the Funds’ Advisor.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
OFFICERS OF THE FUNDS
Rachel A. Spearo (27) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since August 2006.	Counsel, U.S. Bancorp Fund Services, LLC since September 2004.	N/A	N/A

Barry Koster (46) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since October 2004.
Chief Compliance Officer since October 2004 and Chief Financial Officer since May 2002, Kornitzer Capital Management, Inc. (management company); Senior Manager from 2001-2002, Mock & Dakan P.C.; Senior Manager from 1990-2001, KPMG LLP.
				N/A	N/A
The Statement of Additional Information (“SAI”) includes additional information about the Fund Directors and is available upon request without charge by calling 1-800-49-BUFFALO, or writing Buffalo Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or online at www.buffalofunds.com. (04/07).

(Continued)
A NOTE ON FORWARD-LOOKING STATEMENTS
Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio mangers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.
ADDITIONAL INFORMATION
The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds’ investment advisor, the authority to vote proxies. A description of the Buffalo Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.
The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC’s website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).
APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting of the Board of Directors/Trustees (the “Directors”) of Buffalo Funds held on November 17, 2006 (the “November Meeting”), the Directors, including those Directors who are not “interested persons” as defined under the Investment Company Act of 1940 (the “Independent Directors”) voted unanimously to approve: (i) the initial Investment Management Agreement with Kornitzer Capital Management, Inc. (“KCM”), on behalf of the Buffalo Jayhawk China Fund (the “China Fund”); (ii) the initial Subadvisory Agreement between KCM and Jayhawk Capital Management, LLC (“JCM”) with respect to the China Fund; and (iii) the renewal of the Investment Management Agreements with KCM for each of the other Funds.
With respect to the Directors’ consideration of the China Fund Investment Management Agreement, the Board received and reviewed materials from KCM relating to the agreement, including materials regarding the investment objective and strategy of the China Fund and materials prepared by Lipper with respect to the proposed fees and expenses of the China Fund compared to similar funds managed by other investment advisers.
The Board first considered the nature, extent and quality of management services to be provided by KCM and the experience and qualifications of the management personnel who will service the China Fund. The Directors took into consideration and were satisfied with the qualifications and expertise of the management team that would be responsible for the China Fund’s operations, compliance and supervision of the China Fund’s subadvisor. The Board also noted the commitment of KCM to enhancing distribution and the experience of KCM in managing funds. Based on these considerations, the Board determined that KCM would be able to provide services of a quality, extent and nature that is satisfactory to the Board.
With respect to the Director’s consideration of the China Fund Subadvisory Agreement, the Board received and reviewed materials from JCM regarding the qualifications, expertise and performance of the China Fund’s proposed portfolio management team. The Board considered JCM’s management of other pooled vehicles with a similar investment objective and strategy as the China Fund, and JCM’s experience as a seasoned China manager. Based on these considerations, the Board determined that JCM would be able to provide services of a quality, extent and nature that is satisfactory to the Board.

The Directors reviewed the proposed advisory and subadvisory fee structure of the China Fund and the existence of any fee breakpoints, as well as the Fund’s anticipated expense ratios compared to those of its relevant peer group and determined that the fee and expense levels were competitive and therefore reasonable. As to possible economies of scale that could be realized as the China Fund grows larger, the Fund had not yet commenced operations, and therefore, discussion of fee breakpoints was considered to be premature.
With respect to the Director’s consideration of the renewal of the Investment Management Agreements with KCM for each of the other Funds, the Board considered a wide variety of materials relating to the services provided by KCM and the performance of the Funds that they requested and received during the course of the year. In addition, in advance of the November Meeting, the Directors, with the assistance of independent legal counsel, requested, received and reviewed materials from KCM relating to the agreements, including materials prepared by Lipper with respect to the expenses and performance of each of the Funds compared with similar funds managed by other investment advisers. KCM also provided the Directors with a profitability analysis of KCM pertaining to the management of the Buffalo Funds.
The Board first considered the nature, extent and quality of management services to be provided by KCM and the experience, qualifications and performance of the investment and management personnel who service the Funds. The Directors took into consideration and were satisfied with the qualifications, expertise and overall performance of the Funds’ portfolio management teams as well as the Funds’ management teams responsible for Fund operations and compliance. The Board also noted the commitment of the manager to enhancing distribution; the experience of KCM in managing funds; and the benefit to the Funds in using the Kornitzer name. Based on these considerations, the Board determined that KCM has provided and would be able to continue to provide services of a quality, extent and nature that is satisfactory to the Board.
In reviewing the investment performance of the Funds, the Directors evaluated the historical investment performance information of the Funds and the Lipper-based 15(c) comparative performance data provided to the Board in advance of the meeting. The Board considered that the peer group and indices comparisons were relevant and that the overall performance of each of the Funds was favorable. The Directors remained pleased with KCM’s emphasis on long-term results and with the quality of reporting throughout the year and in connection with the 15(c) process.
The Directors then considered the fee structure of each Fund and the existence of any breakpoints, as well as each Fund’s expense ratios. The Board analyzed the advisory fees and the overall expense ratios of each of the Funds compared to those of similar funds, and determined that the fee and expense levels were competitive and therefore reasonable. As to possible economies of scale that could be realized as the Funds grow larger, the Board considered the size of the Funds in connection with the information provided by KCM regarding its profitability with respect to the management of the Funds and were satisfied with KCM’s proposal to consider breakpoints in the future, as assets in the Funds grow and economies of scale are realized.
Immediately prior to the Board meeting, the Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors they should consider during their evaluation.
In voting unanimously to approve the agreements, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the agreements would be in the best interests of each Fund and its shareholders.

BUFFALO FUNDS
1-800-49-BUFFALO
(1-800-492-8332)
www.buffalofunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee. The names of the audit committee financial experts are Gene M. Betts and Philip J. Kennedy. Messrs. Betts and Kennedy are “independent” as defined in Item 3(2) of Form N-CSR.

Item 4. Independent Registered Public Accounting Firm Fees and Services

(a) – (d) Aggregate fees billed to the registrant for each of the last two fiscal years for professional services rendered by the Registrant’s Independent Registered Public Accounting Firm were as follows:

	FYE 03/31/2007	FYE 03/31/2006
Audit Fees	$66,765	$39,000
Audit-Related Fees	$1,610	$1,310
Tax Fees	$8,489	$5,850
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements. Audit-related fees refer to the reading and commenting on the registrant’s semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services. There were no fees billed for services rendered to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The registrant’s audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the registrant’s Independent Registered Public Accounting Firm for the registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the registrant performed by the registrant’s principal accounting for the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(2) None of the services described in (b) – (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees were for audit-related and tax services rendered to the registrant. As disclosed above, the amount of fees billed for such services were $10,099 and $7,160 for the 2007 and 2006 fiscal years, respectively.

(h) There were no non-audit services rendered to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the registrant is not a listed issuer.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable because the registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable because the registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board of Trustees established a Nominating Committee on February 16, 2007. According to the Nominating Committee Charter approved by the Board, the Nominating Committee will consider and review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are properly submitted to the Committee or the registrant. In order to recommend a nominee, a “qualifying shareholder” (as defined below) should provide a written notice to the Nominating Committee containing the following information: (a) the name and address of the qualifying shareholder making the recommendation; (b) the number of shares of each class and series, if any, of shares of the registrant which are owned of record and beneficially by such qualifying shareholder and the length of time that such shares have been so owned by the qualifying shareholder; (c) a description of all arrangements and understandings between such qualifying shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such qualifying shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the registrant, as defined in Section 2(a)(19) of the 1940 Act; and (g) the written consent of each person recommended to serve as a trustee of the registrant if so nominated and elected/appointed. The notice should be sent to the chairperson of the Nominating Committee, Mr. J. Gary Gradinger, care of the Secretary of the registrant at 5420 W. 61stPlace Shawnee Mission, KS 66205, and the envelope containing the notice should indicate "Nominating Committee."

A “qualifying shareholder” who is eligible to recommend a nominee to the Nominating Committee is a (i) shareholder that beneficially owns more than 5% of a fund’s outstanding shares for at least 12 months prior to submitting the recommendation to the Nominating Committee, or (ii) a group of shareholders that beneficially own, in the aggregate, more than 5% of a fund’s shares for at least 12 months prior to submitting the recommendation to the Nominating Committee and (iii) provides a written notice to the Nominating Committee containing the information above.
It is the intention of the Nominating Committee that the recommending shareholder demonstrate a significant and long-term commitment to the registrant and its other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the registrant and all of its shareholders.
In the event the Nominating Committee receives a recommendation from a qualifying shareholder (i) during a time when no vacancy exists or is expected to exist in the near term or (ii) within 60 days of the date of the meeting of the Board at which the Board acts to fill a vacancy or call a meeting of shareholders for the purpose of filling such vacancy, and, in each case, the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.
Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant’s service providers.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)  (1) Registrant’s code of ethics or amendment thereto, that are subject of the disclosure required by Item 2, is filed herewith.

(2) Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable.

(b) Certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Buffalo Funds

By (Signature and Title)  /s/ Kent W. Gasaway
Kent W. Gasaway, President and Treasurer

Date June 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Kent W. Gasaway
Kent W. Gasaway, President and Treasurer

Date June 6, 2007